Exhibit 10.8


================================================================================

                                  DEED OF LEASE

                                     BETWEEN



                       Commonwealth Atlantic Land II Inc.,

                                  as Landlord,


                                       AND


                                Versatility Inc.

                                    as Tenant






                              Dated: May ___, 1997

================================================================================





                             For Premises Located At

                         The Greenwood Corporate Center
                            12015 Lee Jackson Highway
                             Fairfax, Virginia 22033



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TABLE OF CONTENTS

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ARTICLE 1:  BASIC LEASE PROVISIONS...............................................1
         1.1           Premises..................................................1
         1.2           Building..................................................1
         1.3           Term......................................................1
         1.4           Commencement Date.........................................1
         1.5           Expiration Date...........................................1
         1.6           Base Rent Paid Upon Execution. ...........................1
         1.7           Base Rent.................................................1
         1.8           Security Deposit..........................................2
         1.9           Base Year for Operating Expenses..........................2
         1.10          Base Year for Real Estate Taxes...........................2
         1.11          Tenant's Proportionate Share of Operating Expenses. ......2
         1.12          Tenant's Proportionate Share of Real Estate Taxes.........2
         1.13          Parking Space Allocation..................................2
         1.14          Permitted Use.............................................2
         1.15          Tenant's Trade Name.......................................3
         1.16          Broker(s).................................................3
         1.17          Landlord's Address for Payment of Rent....................3
         1.18          Landlord's Address for Notice Purposes....................3
         1.19          Tenant's Address..........................................3
         1.20          Intentionally Deleted.....................................3

ARTICLE 2:  DEFINITIONS..........................................................4
         2.1           Additional Rent...........................................4
         2.2           Agents....................................................4
         2.3           Alterations...............................................4
         2.4           Calendar Year.............................................4
         2.5           Common Area...............................................4
         2.6           Event of Bankruptcy.......................................4
         2.7           Event of Default..........................................4
         2.8           Guarantor.................................................4
         2.9           Hazardous Materials.......................................4
         2.10          Herein, hereafter, hereunder and hereof...................5
         2.11          Interest Rate.............................................5
         2.12          Force Majeure.............................................5
         2.13          Land......................................................5
         2.14          Lease Year................................................5
         2.15          Legal Requirements........................................5
         2.16          Mortgage..................................................5
         2.17          Mortgagee.................................................5
         2.18          Normal Business Hours.....................................5
         2.19          Operating Expenses........................................6
         2.20          Parking Facilities........................................6
         2.21          Real Estate Taxes.........................................6
         2.22          Rent......................................................6
         2.23          Rules and Regulations.....................................6
         2.24          Substantial Completion....................................6
         2.25          Substantial Part..........................................6
         2.26          Tenant's Property.........................................6
         2.27          Work Agreement............................................6

                                      -ii-

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ARTICLE 3:  THE PREMISES.........................................................6
         3.1           Lease of Premises.........................................6
         3.2           Landlord's Reservations...................................7

ARTICLE 4:  TERM.................................................................7
         4.1           Lease Term................................................7

ARTICLE 5:  RENT.................................................................8
         5.1           Base Rent.................................................8
         5.2           Payment of Base Rent......................................8
         5.3           Additional Rent...........................................8
         5.4           Acceptance of Rent........................................8

ARTICLE 6: SECURITY DEPOSIT......................................................9

ARTICLE 7:  OPERATING EXPENSES...................................................9
         7.1           Tenant's Proportionate Share of Operating Expenses........9
         7.2           Operating Expenses Defined................................9
         7.3           Exclusions from Operating Expenses.......................12
         7.4           Estimated Payments.......................................13
         7.5           Actual Operating Expenses................................14
         7.6           Tenant's Right to Audit..................................14

ARTICLE 8:  TAXES...............................................................15
         8.1           Tenant's Proportionate Share of Real Estate Taxes........15
         8.2           Estimated and Actual Payments............................16

ARTICLE 9:  PARKING.............................................................17
         9.1           Parking Spaces...........................................17
         9.2           Changes to Parking Facilities............................17

ARTICLE 10:  USE................................................................17
         10.1          General..................................................17
         10.2          Tenant's Personal Property...............................17
         10.3          Indoor Air Quality.......................................18

ARTICLE 11:  ASSIGNMENT AND SUBLETTING..........................................18
         11.1          General..................................................18
         11.2          Restriction on Transfer..................................18
         11.3          Landlord's Options.......................................19
         11.4          Additional Conditions; Excess Rent.......................19
         11.5          Reasonable Disapproval...................................20
         11.6          Release..................................................21
         11.7          Administrative and Attorneys' Fees.......................21
         11.8          Material Inducement......................................22

ARTICLE 12:  MAINTENANCE AND REPAIR.............................................22
         12.1          Landlord's Obligation....................................22
         12.2          Tenant's Obligation......................................22
         12.3          Landlord's Right to Maintain or Repair...................23
ARTICLE 13:  ALTERATIONS........................................................23
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         13.1          Initial Construction.....................................23
         13.2          Tenant's Alterations.....................................23
         13.3          Mechanics' Liens.........................................25
         13.4          Landlord Alterations.....................................25

ARTICLE 14:  SIGNS..............................................................26
         14.1          General..................................................26

ARTICLE 15:  TENANT'S PROPERTY..................................................26
         15.1          Tenant's Equipment.......................................26
         15.2          Removal of Tenant's Property.............................27

ARTICLE 16:  RIGHT OF ENTRY.....................................................27
         16.1          General..................................................27

ARTICLE 17:  INSURANCE..........................................................28
         17.1          Insurance Rating.........................................28
         17.2          Liability Insurance......................................28
         17.3          Insurance for Tenant's Property..........................29
         17.4          Additional Insurance.....................................29
         17.5          Requirements of Insurance Coverage.......................29
         17.6          Waiver of Subrogation....................................30
         17.7          Security.................................................30
         17.8          Landlord's Insurance.....................................30
         17.9          Coverage.................................................31

ARTICLE 18:  LANDLORD SERVICES AND UTILITIES....................................31
         18.1          Ordinary Services to the Premises........................31
         18.2          After-Hours Services to the Premises.....................32
         18.3          Utility Charges..........................................32

ARTICLE 19:  LIABILITY OF LANDLORD..............................................33
         19.1          No Liability.............................................33
         19.2          Indemnity................................................34
         19.3          Limitation on Recourse...................................34

ARTICLE 20:  RULES AND REGULATIONS..............................................35
         20.1          General..................................................35

ARTICLE 21:  DAMAGE AND CONDEMNATION............................................35
         21.1          Damage to the Premises...................................35
         21.2          Condemnation.............................................36

ARTICLE 22:  DEFAULT............................................................37
         22.1          Events of Default........................................37
         22.2          Landlord's Remedies......................................38
         22.3          Tenant's Liability for Damages...........................38
         22.4          Liquidated Damages.......................................39
         22.5          Rights Upon Possession...................................40
         22.6          No Waiver................................................40
         22.7          Right of Landlord to Cure Tenant's Default...............41
         22.8          Late Payment.............................................41
         22.9          Landlord's Lien..........................................41
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         22.10         Landlord Default.........................................42

ARTICLE 23:  BANKRUPTCY.........................................................42
         23.1          Event of Bankruptcy......................................42
         23.2          Remedies.................................................43

ARTICLE 24:  MORTGAGES..........................................................44
         24.1          Subordination............................................44
         24.2          Mortgagee Protection.....................................45
         24.3          Modification Due to Financing............................46
         24.4          Attornment. .............................................46

ARTICLE 25:  SURRENDER AND HOLDING OVER.........................................47
         25.1          Surrender of the Premises................................47
         25.2          Holding Over.............................................47

ARTICLE 26:  QUIET ENJOYMENT....................................................48
         26.1          General..................................................48

ARTICLE 27:  TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS...................48
         27.1          Definition...............................................48
         27.2          General Prohibition......................................48
         27.3          Notice...................................................49
         27.4          Survival.................................................49

ARTICLE 28:  MISCELLANEOUS......................................................50
         28.1          No Representations by Landlord...........................50
         28.2          No Partnership...........................................50
         28.3          Brokers..................................................50
         28.4          Estoppel Certificate.....................................50
         28.5          Waiver of Jury Trial.....................................51
         28.6          Notices..................................................52
         28.7          Invalidity of Particular Provisions......................52
         28.8          Gender and Number........................................52
         28.9          Benefit and Burden.......................................52
         28.10         Entire Agreement.........................................53
         28.11         Authority................................................53
         28.12         Attorneys' Fees..........................................53
         28.13         Governing Law............................................53
         28.14         Time of the Essence......................................53
         28.15         Force Majeure............................................54
         28.16         Headings.................................................54
         28.17         Memorandum of Lease......................................54
         28.18         Landlord's Relocation Option.............................54
         28.19         Attorney-in-Fact.........................................54
         28.20         Effectiveness............................................54
         28.21         Exhibits and Riders......................................55
         28.22         Transportation Management................................55
         28.23         Mortgagee's Consent......................................55
         28.24         Termination Option.......................................55
         28.25         Option to Renew..........................................55

                                      -v-

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                                LIST OF EXHIBITS
                                ----------------

Exhibit A              Plan Showing Premises [NOT TO SCALE]

Exhibit B              Work Agreement

Exhibit C              Rules and Regulations

Exhibit D              Declaration of Commencement Date

Exhibit E              SNDA Form

                                  DEED OF LEASE


         THIS DEED OF LEASE ("Lease") is made as of the ____ day of ____________, 1997 (for reference purposes only, "Date of Lease"), by and between Commonwealth Atlantic Land II Inc., a Virginia corporation ("Landlord"), and Versatility Inc., a Delaware corporation ("Tenant").
         Landlord and Tenant, intending legally to be bound, hereby covenant and agree as set forth below.

ARTICLE 1:  BASIC LEASE PROVISIONS

         The following are the basic terms of this Lease which shall have the meanings indicated:

         1.1 Premises. The Premises is deemed to be approximately 9,033 square feet of rentable area, located on the second (2nd) floor of the Building as outlined on Exhibit A attached hereto and made a part hereof.

         1.2 Building. The Building contains 150,961 square feet of rentable area and includes all alterations, additions, improvements, restorations or replacements now or hereafter made thereto, including the Common Area, with an address of 12015 Lee Jackson Highway, Fairfax, Virginia, 22033.

         1.3 Term. Approximately seven (7) years and six (6) months.

         1.4 Commencement Date. The earlier of Substantial Completion or July 15, 1997, subject to adjustment as set forth in Article 4.

         1.5 Expiration Date. December 31, 2004, unless sooner terminated in accordance with the provisions of this Lease.

         1.6 Base Rent Paid Upon Execution. $14,302.25 attributable to the first
(1st) month of the first Lease Year.

         1.7  Base Rent.   In accordance with the following schedule:


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Lease Year              Annual Base Rent            Monthly Installment
----------              ----------------            -------------------
1                       $171,627.00                         $14,302.25
2                       $176,775.81                         $14,731.32
3                       $182,105.28                         $15,175.44
4                       $187,525.08                         $15,627.09
5                       $193,125.54                         $16,093.80
6                       $206,674.04                         $17,222.92
7                       $212,907.81                         $17,742.32
8.*                     $219,321.24                         $18,276.77

         * Partial Lease Year

         1.8 Security Deposit. Intentionally Deleted.

         1.9 Base Year for Operating Expenses. The Base Year for calculation of Operating Expenses shall be Calendar Year 1997.

         1.10 Base Year for Real Estate Taxes. The Base Year for calculation of Real Estate Taxes shall be Calendar Year 1997.

         1.11 Tenant's Proportionate Share of Operating Expenses. Six percent (6%) of the Operating Expenses allocable to the Building which is based upon the Premises containing 9,033 square feet of rentable area (on the Commencement
Date) of the Building containing 150,961 square feet of rentable area (on the Commencement Date).

         1.12 Tenant's Proportionate Share of Real Estate Taxes. Six percent (6%) of the Real Estate Taxes allocable to the Building which is based upon the Premises containing 9,033 square feet of rentable area (on the Commencement
Date) of the Building containing 150,961 square feet of rentable area (on the Commencement Date).

         1.13 Parking Space Allocation. Twenty-nine (29) unreserved, non-exclusive parking spaces in the Parking Facilities.

         1.14 Permitted Use. General office use and for no other purpose.

         1.15 Tenant's Trade Name. Intentionally Deleted.

         1.16 Broker(s).

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                  Landlord's:  CB Commercial Real Estate Group, Inc.

                  Tenant's: Barnes, Morris, Pardoe & Foster

         1.17 Landlord's Address for Payment of Rent. of Rent.

                  c/o CB Commercial Real Estate, Inc.
                  12015 Lee Jackson Highway, Suite 130
                  Fairfax, Virginia  22033
                  Attn:  Property Manager

         1.18 Landlord's Address for Notice Purposes.

                  c/o Commonwealth Atlantic Properties, Inc.
                  Main Street Centre
                  600 East Main Street
                  Suite 2300
                  Richmond, Virginia 23219
                  Attn:  Jeffrey T. Sherman, Senior Vice President

                  With a copy to:

                  McGuire Woods Battle & Boothe, L.L.P.
                  8280 Greensboro Drive, Suite 900
                  McLean, Virginia  22102
                  Attention: John H. Toole, Esquire

         1.19 Tenant's Address.

                  Before occupancy:

                  Versatility Inc.
                  11781 Lee Jackson Highway, Suite 700
                  Fairfax, Virginia 22033
                  Attn:  Mr. Don Yount

                  After Occupancy:

                  Versatility Inc.
                  11781 Lee Jackson Highway, Suite 700
                  Fairfax, Virginia 22033
                  Attn:  Mr. Don Yount

         1.20 Intentionally Deleted.

ARTICLE 2:  DEFINITIONS

         In addition to the terms defined in Article 1 above, the following defined terms are used in this Lease and shall have the meanings indicated.

         2.1 Additional Rent. As defined in Section 5.3.

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         2.2 Agents. Officers, partners, directors, trustees, mortgagees, collateral agents, employees, agents, licensees, customers, contractors, invitees, affiliates, sublessees and assignees.

         2.3 Alterations. Alterations, decorations, additions or improvements of any kind or nature to the Premises or the Building, whether structural or non-structural, interior, exterior or otherwise.

         2.4 Calendar Year. A period of twelve (12) months commencing on each January 1 during the Term, except that the first Calendar Year shall be that period from and including the Commencement Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the Expiration Date or date of Lease termination.

         2.5 Common Area. All areas, improvements, facilities and equipment from time to time designated by Landlord for the common use or benefit of Tenant, other tenants of the Building and their Agents, including, without limitation, entrances and exits, landscaped areas, exterior lighting, loading areas, pedestrian walkways, roadways, sidewalks, atriums, courtyards, concourses, stairs, ramps, washrooms, maintenance and utility rooms and closets, exterior utility lines, hallways, lobbies, elevators and their housing and rooms, common window areas, common walls, common ceilings, common trash areas and Parking Facilities. Landlord may in its reasonable discretion designate other land and improvements outside the boundaries of the Land and Building to be part of the Common Area, provided that such other land and improvements have a reasonable and functional relationship to the Land and Building.

         2.6 Event of Bankruptcy.  As defined in Article 23.

         2.7 Event of Default.  As defined in Article 22.

         2.8 Guarantor.  Intentionally Deleted.

         2.9 Hazardous Materials.  As defined in Article 27.

         2.10 Herein, hereafter, hereunder and hereof. Under this Lease, including, without limitation, all Exhibits and any Riders.

         2.11 Interest Rate. Per annum interest rate listed as the base rate on corporate loans at large U.S. money center commercial banks as published from time to time under "Money Rates" in The Wall Street Journal plus two percent (2%), but in no event greater than the maximum rate permitted by law. In the event The Wall Street Journal ceases to publish such rates, Landlord shall choose at Landlord's sole discretion a similar publication which publishes such rates.

         2.12 Force Majeure.  As defined in Section 28.15.

         2.13 Land. The piece or parcel of land described herein and all rights, easements and appurtenances thereunto belonging or pertaining, or such portion thereof as shall be allocated by Landlord to the Building.

         2.14 Lease Year. Each consecutive twelve (12) month period elapsing after (i) the Commencement Date if the Commencement Date occurs on the first day of a month, or (ii) the first day of the month following the Commencement Date if the Commencement Date does not occur on the first day of a month.

         2.15 Legal Requirements. All laws, statutes, ordinances, orders, rules, ordinances, regulations and requirements (including but not limited to any and all energy conservation requirements applicable to the Building and customary industry indoor air quality standards and practices) of all federal, state and municipal governments, and the appropriate agencies, officers, departments, boards and commissions thereof whether now or hereafter in force which relate or are applicable to the Land, Premises or the Building or any part thereof.

         2.16 Mortgage. Any mortgage, deed of trust, security interest or title retention interest affecting the Building or the Land, including a leasehold or subleasehold mortgage, and any and all renewals, modifications, consolidations of any such interest.

         2.17 Mortgagee. The holder of any note or obligation secured by a mortgage, deed of trust, security interest or title retention interest affecting the Building or the Land, including, without limitation, lessors under ground leases, sale-leasebacks and lease-leasebacks.

         2.18 Normal Business Hours. Between 8:00 and 6:00 p.m., Monday through Friday, and between 8:00 a.m. and 1:00 p.m. on Saturday, except for legal holidays observed by the federal government.

         2.19 Operating Expenses.  As defined in Section 7.2.

         2.20 Parking Facilities. All parking areas now or hereafter made available by Landlord for use by tenants, including, without limitation, surface parking, parking decks and parking areas under or within the Building, whether reserved, exclusive, non-exclusive or otherwise.

         2.21 Real Estate Taxes.  As defined in Section 8.1.

         2.22 Rent.  Base Rent and Additional Rent.

         2.23 Rules and Regulations. The rules and regulations set forth in Exhibit C attached hereto and made a part hereof, as the same may be amended or supplemented from time to time.

         2.24 Substantial Completion. As defined in the Work Agreement attached hereto and made a part hereof as Exhibit B.

         2.25 Substantial Part. More than fifty percent (50%) of the rentable square feet of the Premises or the Building, as the case may be.

         2.26 Tenant's Property. Any and all personal property, furniture, business trade fixtures, inventory and equipment located in the Premises and owned by Tenant together with all leasehold and tenant improvements and Alterations installed in or performed by Tenant or its Agents or on behalf of Tenant or by Landlord on behalf of Tenant pursuant to the Work Agreement (as hereinafter defined) or the terms of this Lease but expressly excluding those items of standard base building work insured by Landlord and provided at Landlord's sole cost and expense as more fully described in the Work Agreement.

         2.27 Work Agreement. As set forth in Exhibit B attached hereto and made a part of.

ARTICLE 3:  THE PREMISES

         3.1 Lease of Premises. In consideration of the agreements contained herein, Landlord hereby conveys, bargains, grants and leases a leasehold interest in the Premises to Tenant, and Tenant hereby leases a leasehold interest in the Premises from Landlord, for the Term and upon the terms and conditions hereinafter provided. As an appurtenance to the Premises, Tenant shall have the non-exclusive right, together with other tenants of the Building and their Agents, to use the Common Area. Landlord shall retain absolute dominion and control over the Common Area and shall operate and maintain the Common Area in such manner as Landlord, in its sole discretion, shall determine; provided, however, such exclusive right shall not operate to prohibit Tenant from its use of the Premises for the Permitted Use. The Premises are leased subject to, and Tenant agrees not to violate, all present and future covenants, conditions and restrictions of record which affect the Building. The Premises shall not include an easement for light, air or view.

         3.2 Landlord's Reservations. In addition to the other rights of Landlord under this Lease, Landlord reserves the right (i) to change the street address and/or name of the Building, (ii) to install, erect, use, maintain and repair mains, pipes, conduits and other such facilities to serve the Building's tenants in and through the Premises, (iii)

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to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building, (iv) to establish a condominium regime for the Building, the Land and/or the Common Area and to include the Premises therein,
(v) to control the use of the roof and exterior walls of the Building for any purpose, and (vi) perform such other acts and make such other changes with respect to the Common Area and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's business operations.

ARTICLE 4: TERM

         4.1 Lease Term. The Term shall commence on the Commencement Date and expire at midnight on the Expiration Date. If Tenant uses or accepts the Premises before the date set forth in Article 1 as the Commencement Date, then the Commencement Date shall be the date upon which Tenant uses or accepts the Premises. In the event Tenant fails to accept the Premises on or before the Commencement Date, the Expiration Date remains unchanged. If requested by Landlord, Tenant shall within fifteen (15) days of such request sign a declaration acknowledging the Commencement Date and the Expiration Date in the form attached hereto and made a part hereof as Exhibit D .

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ARTICLE 5:  RENT

         5.1 Base Rent. Tenant shall pay to Landlord the Base Rent as specified in Section 1.7.

         5.2 Payment of Base Rent. Base Rent for each Lease Year shall be payable in equal monthly installments, in advance, without demand, notice, deduction, offset or counterclaim, on or before the first day of each and every calendar month during the Term; provided, however, that at the time Tenant executes this Lease it shall pay to Landlord the advance Base Rent described in
Section 1.6 herein. If the Commencement Date occurs on a date other than on the first day of a calendar month, Base Rent shall be prorated from such date until the first day of the following month. Tenant shall pay the Base Rent and all Additional Rent, by good check or in lawful currency of the United States of America, to Landlord at the address set forth in Section 1.17 herein, or to such other address or in such other manner as Landlord from time to time specifies by written notice to Tenant. Any payment made by Tenant to Landlord on account of Base Rent may be credited by Landlord to the payment of any late charges then due and payable and to any Base Rent or Additional Rent then past due before being credited to Base Rent currently due.

         5.3 Additional Rent. All sums payable by Tenant under this Lease, other than Base Rent, shall be deemed "Additional Rent," and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Base Rent. Whenever the word "rent" or "Rent" is used in this Lease it shall be deemed to include Additional Rent unless the context specifically or clearly implies that only the Base Rent is referenced. All remedies available to Landlord pursuant to the terms of this Lease for non-payment of Base Rent shall be applicable for non-payment of Additional Rent.

         5.4 Acceptance of Rent. If Landlord shall direct Tenant to pay Base Rent or Additional Rent to a "lockbox" or other depository whereby checks issued in payment of Base Rent or Additional Rent (or both, as the case may be) are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), then, for any and all purposes under this Lease: (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which Landlord shall have actually received such funds, and
(ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant's obligation to pay Rent if

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and for so long as Tenant shall timely pay the Rent required pursuant to this
Lease in the manner designated by Landlord.

ARTICLE 6: SECURITY DEPOSIT  [Intentionally Deleted]

ARTICLE 7:  OPERATING EXPENSES

         7.1 Tenant's Proportionate Share of Operating Expenses. Commencing after the first twelve (12) months of occupancy, Tenant shall pay to Landlord throughout the Term, as Additional Rent, Tenant's Proportionate Share of the amount by which the Operating Expenses during each Calendar Year exceed the Operating Expenses during the Base Year for Operating Expenses. In the event that the Commencement Date or the Expiration Date are other than the first day of a Calendar Year then Tenant's Proportionate Share of the Operating Expenses shall be adjusted to reflect the actual period of occupancy during the Calendar Year.

         7.2 Operating Expenses Defined.

                  (a) As used herein, the term "Operating Expenses" shall mean all expenses, disbursements and costs of every kind and nature which Landlord incurs because of or in connection with the ownership, maintenance, management, repair, alteration, replacement and operation of the Building (which expressly includes the Land, the Parking Facilities and the Common Area) including, without limitation, the following:


                           (1)      Wages and salaries of all employees,
including without limitation an on-site management agent and staff, whether employed by Landlord or the Building's management company, such wages and salaries shall be commercially reasonable, and all costs related to or associated with such employees or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances and insurance and benefits (including, without limitation, contributions to pension and/or profit sharing plans and vacation or other paid absences);

                           (2)      All supplies and materials, including
janitorial and lighting supplies;

                           (3)      All utilities, including, without
limitation, electricity, telephone (including, without limitation, all costs and expenses of telephone service for the sprinkler alarm system, if any), water, sewer, power, gas, heating, lighting and air conditioning for the Building, except to the extent such utilities are charged directly to or paid directly by, a tenant of the Building;

                           (4)      All insurance (including any deductibles)
purchased by Landlord or the Building's management company relating to the Building and any equipment or other property contained therein or located thereon including, without limitation, casualty, liability, rental loss, sprinkler and water damage insurance;

                           (5)      All repairs to the Building and all
mechanical components and equipment therein (excluding repairs paid for by the proceeds of insurance or by Tenant or other third parties other than as a part of the Operating Expenses), including interior, exterior, structural or non-structural, and regardless of whether foreseen or unforeseen;

                           (6)      All maintenance of the Building and all
mechanical components and equipment therein including, without limitation, painting, ice and snow removal, landscaping, groundskeeping and the patching, painting and resurfacing of driveways and parking lots;

                           (7)      A management fee payable to Landlord and/or
the company or companies managing the Building including but not limited to a separate fee for the Parking Facilities, if any; provided such management fee shall be comparable to the fees charged for other first class office buildings in Northern Virginia;

                           (8)      All maintenance, operation and service
agreements for the Building, and any equipment related thereto, including, without limitation, service and/or maintenance agreements for the sprinkler system in the Building, if any (excluding those paid for by Tenant or any third parties other than as a part of Operating Expenses);

                           (9)      Commercially reasonable accounting,
consulting and legal fees;

                           (10)     Any additional services not provided to the
Building at the Commencement Date but thereafter provided by Landlord as Landlord shall deem necessary or desirable;

                           (11)     All condominium dues and related charges and
all assessments, whether general, special or otherwise, levied against Landlord or the Building pursuant to any condominium regime or any declaration or other instrument affecting the Building or any part or component thereof;

                           (12)     All computer rentals for energy management
or security monitoring systems, if any;

                           (13)     Any capital improvements made to the
Building after the Commencement Date (other than those made for the addition of rentable square footage to the Building or for the sole benefit of a Building tenant pursuant to its lease), the cost of which shall be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance of such cost at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing said capital improvements but only to the extent that such capital improvement is (i) intended by Landlord to result in the reduction of Operating Expenses,
(ii) necessary to comply with Legal Requirements, or (iii) necessary to comply with insurance requirements or recommendations of Landlord's insurer or Mortgagee;

                           (14)     All costs incurred in implementing and
operating any transportation management program, ride sharing program or similar program including, but not limited to, the cost of any transportation program fees, mass transportation fees or similar fees charged or assessed by any governmental or quasi-governmental entity or pursuant to any Legal Requirements;

                           (15)     Any payments made by the Landlord under any
easement or license agreement, declaration, restrictive covenant or instrument pertaining to the payment of sharing of costs among property owners; and

                           (16)     Reasonable reserves for replacements,
repairs and contingencies.

                  (b) If during any Calendar Year (including the Base Year for Operating Expenses), the average occupancy rate for the Building is less than ninety-five percent (95%) or Landlord is not supplying services to 95% of the rentable area of the Building at any time during any such Calendar Year, Operating Expenses for such Calendar Year shall be deemed to include all additional costs and expenses of ownership, maintenance, management and operation of the Building which Landlord determines that it would have paid or incurred during any such Calendar Year if such average occupancy rate for the Building had been 95% and had Landlord been supplying services to 95% of the rentable square feet of the Building throughout such Calendar Year. If any amounts comprising Operating Expenses are incurred not just with respect to the office area of the Building, but also with respect to the retail area of the Building, if any, then Landlord shall endeavor in good faith and use its reasonable efforts to allocate such amounts between the office and retail areas of the Building. Such allocation shall be made on a fair and equitable basis, based on the usage of or benefits received from the service, utility or item in question. Notwithstanding the foregoing, in no event shall Landlord be entitled to receive or collect from Tenant more Operating Expenses than what actually incurred.

         7.3 Exclusions from Operating Expenses.

                  (a)      Operating Expenses shall not include the following:

                           (1)      Legal fees, space planners' fees, real
estate brokers' leasing commissions and advertising expenses incurred in connection with the original or future leasing of space in the Building;

                           (2)      Costs and expenses of alterations or
improvements of the Premises or the leasehold premises of other individual tenants in the Building;

                           (3)      Costs of correcting defects in, or
inadequacy of, the design or construction of the Building or the materials used in the construction of the Building or the equipment or appurtenances thereto to the extent covered by warranties and recovered by Landlord;

                           (4)      Depreciation, interest and principal
payments on mortgages and other financing costs, if any, other than amortization of and the interest factor attributable to permitted capital improvements;

                           (5)      Costs and expenses associated with the
operation of the business of the person or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any Mortgagee (except to the extent the actions of Tenant or any other tenant may be in issue), costs of selling or financing any of Landlord 's interest in the Building and outside fees paid in connection with disputes with other tenants;

                           (6)      Costs and expenses directly resulting from
the gross negligence or willful misconduct of Landlord or its Agents to the extent provable by Tenant; and

                           (7)      Real Estate Taxes;

                           (8)      Ground lease rents;

                           (9)      Costs incurred by Landlord for the repair of
damage to the Building to the extent that Landlord is reimbursed by insurance or other third parties;

                           (10)     Any cost representing an amount paid for
first class services and/or materials to a related person, firm, or entity to the extent such amount exceeds the amount that would be paid for such first class services and/or materials at the then existing market rates to an unrelated person, firm, or entity;

                           (11)     Costs incurred due to the late payment of
taxes, utility bills or other amounts owing, so long as Landlord was obligated to make such payments and did not in good faith dispute the amount of such payments;

                           (12)     Costs or expenses incurred by Landlord in
financing, refinancing, pledging, selling, granting or otherwise transferring or encumbering ownership rights in the Building or Land; and (13)

                           (13) Any fines, interest or penalties incurred by
Landlord by reason of Landlord's failure to pay in a timely manner any Real Estate Taxes.

         7.4 Estimated Payments. Landlord shall submit to Tenant, before the beginning of each Calendar Year, a statement of Landlord's estimate of the Operating Expenses payable by Tenant during such Calendar Year. In addition to the Base Rent, Tenant shall pay to Landlord on or before the first day of each month during such Calendar Year an amount equal to one-twelfth (1/12) of the estimated Operating Expenses payable by Tenant for such Calendar Year as set forth in Landlord's statement. If Landlord fails to give Tenant notice of its estimated payments due under this Section for any Calendar Year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous Calendar Year until a new estimate is provided by Landlord. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of the Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated Operating Expenses due from Tenant for such Calendar Year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such Calendar Year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

         7.5 Actual Operating Expenses. Within one hundred eighty (180) days after the end of each Calendar Year, Landlord shall submit a statement to Tenant showing the actual Operating Expenses for such Calendar Year and Tenant's Proportionate Share of the amount by which such Operating Expenses exceed the Operating Expenses during the Base Year. If for any Calendar Year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such Calendar Year exceed the Operating Expenses during the Base Year, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Operating Expenses. If for any Calendar Year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such

Calendar Year exceed the Operating Expenses during the Base Year, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days after receipt of the statement from Landlord. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Operating Expenses shall survive the expiration or earlier termination of this Lease.

         7.6 Tenant's Right to Audit. Tenant shall pay to Landlord all amounts payable pursuant to Sections 7.4 and 7.5 herein without off-set or deduction within the time periods provided for in each respective Section notwithstanding that Tenant may object to Landlord's statement rendered pursuant thereto. In the event Tenant shall dispute the amount set forth in Landlord's statement as described in Section 7.5 herein and Tenant pays the full amount set forth in Landlord's reconciliation statement then, Tenant shall have the right, not later than sixty (60) days following receipt of such statement, to cause Landlord's books and records with respect to the preceding Calendar Year to be audited by an independent Certified Public Accountant mutually acceptable to Landlord and Tenant, and who shall not be compensated on a contingency basis. Such audit shall occur upon not less than twenty (20) days prior written notice to Landlord, at Landlord's place of business or the actual location of Landlord's books and records if different from Landlord's place of business, during Landlord's normal business hours. The amounts payable under this Section by Landlord to Tenant or by Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of five percent (5%) of the payments previously made by Tenant for such Calendar Year, the actual out-of-pocket cost of such audit incurred by Tenant shall be borne by Landlord and paid within thirty (30) days of demand from Tenant subject to Landlord's right to dispute the results of Tenant's audit as hereinafter described; otherwise, the cost of such audit shall be borne by Tenant. Notwithstanding the foregoing, in no event shall Landlord's cost for such audit exceed Three Thousand Dollars ($3,000). In the event that the Landlord disputes the results of the Tenant's audit, Landlord shall notify Tenant within thirty
(30) days of delivery of the results of the Tenant's audit together with reasonably detailed documentation related thereto. If Landlord disputes Tenant's audit, Landlord shall within said 30-day period, designate an independent Certified Public Accounting firm from one of the "Big-Six" (i.e., Arthur Anderson & Co. or similar company) and said firm shall review Tenant's audit and, if necessary, shall re-audit Landlord's books and records and issue a final report within ninety (90) days of the expiration of said 30-day period. Tenant shall fully cooperate and instruct its auditor to fully cooperate with the review conducted by the Big-Six firm. The findings of the Big-Six firm shall be conclusive and binding on the parties hereto as it relates to the statement at issue. In the event that the Big-Six firm's report confirms Tenant's audit then Landlord shall pay the cost of the Big-Six audit which shall be in addition to any obligation Landlord may have to pay for any overpayment of Operating Expenses. In the event that the report discloses a liability by Landlord to Tenant of substantially less than the amount of Tenant's audit then in that event the Tenant shall pay the cost of the Big-Six audit which shall be in addition to any obligation Tenant may have to pay Landlord's expenses as aforesaid. If Tenant shall not request an audit in accordance with the provisions of this Section within sixty (60) days of receipt of Landlord's reconciliation statement of actual Operating Expenses, such statement shall be conclusive and binding upon Landlord and Tenant.

ARTICLE 8:  TAXES

         8.1 Tenant's Proportionate Share of Real Estate Taxes. Commencing after the first twelve (12) months of occupancy, Tenant shall pay to Landlord throughout the Term, as Additional Rent, Tenant's Proportionate Share of the amount by which the Real Estate Taxes during each Calendar Year exceed the Real Estate Taxes for the Base Year for Real Estate Taxes. In the event the Commencement Date or the Expiration Date are other than the first day of a Calendar Year, the Tenant's Proportionate Share of the Real Estate Taxes shall be adjusted to reflect the actual period of occupancy during the Calendar Year.

                  (a) As used herein, the term "Real Estate Taxes" shall mean all taxes and assessments, general or special, ordinary or extraordinary, foreseen or unforeseen, assessed, levied or imposed by any governmental authority upon the Building (which expressly includes the Land, the Parking Facilities and the Common Area) and upon the fixtures, machinery, equipment or systems in, upon or used in connection with any of the foregoing, and the rental, revenue or receipts derived therefrom, under the current or any future taxation or assessment system or modification of, supplement to, or substitute for such system. Real Estate Taxes also shall include special assessments which are in the nature of or in substitution for real estate taxes, including, without limitation, road improvement assessments, special use area assessments, school district assessment, vault space rentals and any business, professional and occupational license tax payable by Landlord in connection with the Building. If at any time the method of taxation prevailing at the Date of Lease shall be altered so that in lieu of, as a substitute for or in addition to the whole or any part of the taxes now levied or assessed, there shall be levied or assessed a tax of whatever nature, then the same shall be included as Real Estate Taxes hereunder. Further, for the purposes of this Article, Real Estate Taxes shall include the reasonable expenses (including, without limitation, attorneys' fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Real Estate Taxes, regardless of the outcome of such challenge. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Real Estate Taxes. If as a result of any such challenge, a tax refund is made to Landlord, then the amount of such refund less the expenses of the challenge shall be deducted from Real Estate Taxes due in the Lease Year such refund is received.

         8.2 Estimated and Actual Payments. Landlord shall charge Tenant for its Proportionate Share of Real Estate Taxes and Tenant shall pay such charges in accordance with the procedures established under Sections 7.4 and 7.5 for payment of Operating Expenses.

ARTICLE 9:  PARKING

         9.1 Parking Spaces. During the Term, Tenant shall be provided with the Parking Space Allocation. Tenant may obtain additional monthly parking spaces in the Parking Facilities, as available, by contracting for them separately at the then-prevailing monthly rate, including any rate increases.

         9.2 Changes to Parking Facilities. Landlord shall have the right, from time to time, without Tenant's consent, to change, alter, add to, temporarily close or otherwise affect the Parking Facilities in such manner as Landlord, in its sole discretion, deems appropriate including, without limitation, the right to designate reserved spaces available only for use by one or more tenants (however, in such event, those parking spaces shall still be deemed Common Area for the purpose of the definition of Operating Expenses), provided that, except in emergency situations or situations beyond Landlord's control, Landlord shall use commercially reasonable efforts to provide alternative Parking Facilities. Notwithstanding the preceding, Landlord shall in no event reduce Tenant's Parking Space Allocation.

ARTICLE 10:  USE

         10.1 General. Tenant shall occupy the Premises solely for the Permitted Use under Tenant's Trade Name. The Premises shall not be used for any other purpose without the prior written consent of Landlord. Tenant shall comply, at Tenant's expense, with (i) all Legal Requirements applicable to the Premises, and (ii) any reasonable requests of Mortgagee or any insurance company providing coverage with respect to the Premises. Tenant shall not use or occupy the Premises or allow the Premises to be used in violation of any recorded covenants, conditions and restrictions affecting the Premises or the Building or of any Legal Requirements, or of any certificate of occupancy issued for the Premises or Building or in any manner that is dangerous or that shall constitute waste, unreasonable annoyance or a nuisance to Landlord or the other tenants of the Building.

         10.2 Tenant's Personal Property. Tenant shall pay before delinquency any business, rent or other tax or fee that is now or hereafter assessed or imposed upon Tenant's use or occupancy of the Premises, the conduct of Tenant's business in the Premises or Tenant's Property. If any such tax or fee is enacted or altered so that such tax or fee is imposed upon Landlord or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay the amount of such tax or fee as Additional Rent.

         10.3 Indoor Air Quality. Tenant shall not permit any person to smoke tobacco in any part of the Building except in those areas, if any, that are clearly designated by the Landlord as smoking areas. Tenant shall not use, store or handle or permit the usage, storing or handling of any materials in levels that exceed those established for indoor air quality pursuant to applicable Legal Requirements.

ARTICLE 11:  ASSIGNMENT AND SUBLETTING

         11.1 General. Except as otherwise expressly provided in this Article, 11, no Transfer (as hereinafter defined) shall be permitted without Landlord's prior written consent which consent Landlord may withhold in its sole and absolute discretion.

         11.2 Restriction on Transfer. Subject to the provisions of Sections 11.3, 11.4 and 11.5, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign, or otherwise transfer or convey this Lease or any interest herein or sublet the Premises or any part thereof or enter into any licenses or concessions or permit the use and occupancy of the Premises by any party other than Tenant or transfer the Premises or any part thereof by operation of law or other voluntary or involuntary transfer (any such assignment, sublease or any of the other foregoing shall sometimes be hereinafter referred to as a "Transfer"). Tenant shall not mortgage or encumber this Lease or any interest herein without the prior written consent of Landlord, which consent may be withheld at Landlord's absolute discretion, and any such mortgage or encumbrance shall be deemed a "Transfer." Any Transfer without Landlord's consent shall constitute an Event of Default by Tenant under this Lease, without the benefit of any additional notice or cure period specified in Section 22.2(ii) herein, and in addition to all of Landlord's other remedies at law, in equity or under this Lease, such Transfer shall be voidable at Landlord's election. In addition, this Lease shall not, nor shall any interest of Tenant herein be assignable by operation of law without the written consent of Landlord. For purposes of this Article 11, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, or any merger of consolidation in which the Tenant is involved, shall be deemed an assignment of this Lease and shall be subject to all of the restrictions and provisions contained in this Article 11. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market. In addition, Tenant shall be permitted to sublet the Premises to a successor-in-interest, subsidiary or affiliated company without Landlord's prior consent, but Tenant shall provide Landlord notice of such sublease.

         11.3 Landlord's Options. If at any time or from time to time during the Term, Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice ("Transfer Notice") setting forth the terms and provisions of the proposed Transfer and the identity of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice, a current financial statement and financial statements for the preceding two (2) years of the Transferee which have been certified or audited by a reputable independent accounting firm acceptable to Landlord, and such other information concerning the business background and financial condition of the proposed Transferee as Landlord may reasonably request. Landlord shall have the option, exercisable by written notice delivered to Tenant within twenty (20) days after Landlord's receipt of the Transfer Notice, such financial statements and other information, either to:

                  (a approve or disapprove such Transfer, which approval shall not be unreasonably withheld or delayed; or

                  (b terminate this Lease with respect to the entire Premises (or, in the case of a proposed sublease, only that portion of the Premises which the Tenant has requested to sublease), which termination shall be effective thirty (30) days after Tenant's receipt of Landlord's notice.

         11.4 Additional Conditions; Excess Rent. If Landlord does not exercise its termination option and instead approves of the proposed Transfer pursuant to
Section 11.3(a) above, Tenant may enter into the proposed Transfer with such proposed Transferee subject to the following further conditions:

                  (a the Transfer shall be on the same terms set forth in the Transfer Notice delivered to Landlord (if the terms have changed, Tenant must submit a revised Transfer Notice to Landlord and Landlord shall have another twenty (20) days after receipt thereof to make the election in Section 11.3(a) or 11.3(b) above);

                  (b no Transfer shall be valid and no Transferee shall take possession of the Premises until an executed counterpart of the assignment, sublease or other instrument effecting the Transfer has been delivered to Landlord pursuant to which the Transferee shall expressly assume all of Tenant's obligations under this Lease (or with respect to a sublease of a portion of the Premises or for a portion of the Term, all of Tenant's obligations applicable to such portion);

                  (c no Transferee shall have a further right to assign, encumber or sublet except on the terms herein contained; and

                  (d one-half (1/2) of any rent or other economic consideration received by Tenant as a result of such Transfer which exceeds, in the aggregate, (i) the total rent which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any advertising costs, reasonable brokerage commissions, attorneys' fees, remodeling costs and moving costs and other incidental expenses incurred by Tenant in connection with such Transfer, shall be paid to Landlord within ten (10) days after receipt thereof as Additional Rent under this Lease, without affecting or reducing any other obligations of Tenant hereunder.

         11.5 Reasonable Disapproval. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Section 11.3(a) shall be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the proposed Transfer would result in more than two subleases of portions of the Premises being in effect at any one time during the Term; (ii) the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent of the most recent market transactions completed by Landlord for new leases in the Building for comparable size space for a comparable period of time; (iii) the proposed Transferee is an existing tenant of the Building or is negotiating with Landlord (or has negotiated with Landlord in the last six (6) months) for space in the Building; (iv) the proposed Transferee is a governmental entity; (v) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (vi) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Article 10 hereof, or (B) violates any exclusive use granted by Landlord to another tenant in the Building; (vii) the Transfer would likely result in significant increase in the use of the parking areas or Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; (viii) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer; (ix) the Transferee is not in Landlord's reasonable opinion of reputable or good character or consistent with Landlord's desired tenant mix; or (x) the Transferee is a real estate developer or landlord or is acting directly or indirectly on behalf of a real estate developer or landlord.

         11.6 Release. No Transfer shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer shall not be deemed consent to any subsequent Transfer. If an Event of Default occurs by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

         11.7 Administrative and Attorneys' Fees. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer, then Tenant shall, upon demand, pay Landlord a non-refundable administrative fee of One Thousand Five Hundred Dollars ($1,500.00), which shall include the cost of Landlord's consultants', engineers' and reasonable attorneys' fees in connection with such Transfer or request for consent. Acceptance of the $1,500.00 administrative fee shall in no event obligate Landlord to consent to any proposed Transfer.

         11.8 Material Inducement. Tenant understands, acknowledges and agrees that (i) Landlord's option to terminate this Lease upon any proposed Transfer as provided in Section 11.3(b) above rather than approve the proposed Transfer, and
(ii) Landlord's right to receive any excess consideration paid by a Transferee in connection with an approved Transfer as provided in Section 11.4(d) above, are a material inducement for Landlord's agreement to lease the Premises to Tenant upon the terms and conditions herein set forth.

ARTICLE 12:  MAINTENANCE AND REPAIR

         12.1 Landlord's Obligation. As long as no Event of Default has occurred and is continuing, and except for repairs which Tenant is required to make pursuant to Section 12.2, Landlord shall keep and maintain in good repair and working order the Building, including the Common Area and the equipment within and serving the Premises and the Building (excluding Tenant's Property) that are required for the normal maintenance and operation of the Premises and the Building. The cost of such maintenance and repairs to the Building and said equipment shall be included in the Operating Expenses and paid by Tenant as provided in Article 7 herein. Tenant shall immediately give Landlord written notice of any defect or need for repairs. After such notice, Landlord shall have a reasonable opportunity to repair or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

         12.2 Tenant's Obligation. Tenant shall, at its own expense, maintain the Premises and all of Tenant's Property in good, clean and safe condition, promptly making all necessary repairs and replacements. Tenant shall repair at its expense, any and all damage caused by Tenant or Tenant's Agents to the Building, Common Area, the Premises and Tenant's Property, including equipment within and serving the Building, ordinary wear and tear excepted. Such maintenance and repairs shall be performed with due diligence, lien-free and in a first-class workmanlike manner, by such contractor(s) selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall bear the cost of, but shall not itself perform any such repairs which would (i) affect the Building's structure or mechanical or electrical systems, (ii) which would be visible from the exterior of the Building or from any interior Common Area of the Building, or (iii) were originally performed by Landlord under the Work Agreement. Where Landlord performs such repairs, Tenant shall promptly pay to Landlord upon demand all costs incurred in connection therewith together with interest thereon at the Interest Rate from the demand date until paid. Without the prior written consent of the Landlord which may be withheld in Landlord's sole discretion, Tenant shall not have access to the roof of the Building for any purpose whatsoever.

         12.3 Landlord's Right to Maintain or Repair. In the event that repairs required to be made by Tenant pursuant to this Lease become critical (i.e., pose an imminent threat of harm to persons or property) by reason of

Tenant's failure to commence to repair or replace any damage to the Building, Common Area, Premises or Tenant's Property which is Tenant's obligation to perform, and diligently pursue timely completion of such repair and replacement, Landlord may with reasonable notice (but with no notice if an emergency or critical situation), at its option, perform Tenant's obligations and Tenant shall promptly pay Landlord all costs incurred in connection therewith plus interest thereon at the Interest Rate from the due date until paid.

ARTICLE 13:  ALTERATIONS

         13.1 Initial Construction. Landlord and Tenant agree that the construction of the Tenant Work (as defined in the Work Agreement) and other initial construction with respect to the Premises shall be performed in accordance with the Work Agreement attached hereto as Exhibit B and made a part hereof.

         13.2 Tenant's Alterations. Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, improvements, additions or other physical changes in or about the Premises (referred to collectively as "Alterations") without Landlord's prior consent. Within thirty
(30) days after Landlord receives Tenant's request for approval of an Alteration, together with the plans and the identity of the contractors to perform the Alterations, Landlord shall give Tenant a notice of its approval or disapproval of Tenant's request. Notwithstanding the foregoing provisions of this Section or Landlord's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions:
(i) except as otherwise provided in Section 13.1, all alterations shall be made and performed at Tenant's sole cost and expense and at such time and in such manner as Landlord may reasonably designate; (ii) Alterations shall be made only by contractors or mechanics approved by Landlord, (iii) no Alterations shall materially and adversely affect any part of the Building or adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building; (iv) all business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building; (v) Tenant shall (a) submit to Landlord reasonably detailed plans and specifications for each proposed Alteration and (b) not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, which approval will not be unreasonably withheld, conditioned or delayed; (vii) notwithstanding Landlord's approval of plans and specifications for any Alterations, all Alterations shall be made and performed in full compliance with all Legal Requirements and in accordance with the Rules and

Regulations; (viii) all materials and equipment to be incorporated in the Premises as a result of all Alterations shall be of reasonably good quality and the Alterations shall be performed in good and workmanlike manner; and (ix) Tenant shall require any contractor performing Alterations to carry and maintain at all times during the performance of the work, at no expense to Landlord, (A) a policy of comprehensive public liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, contractor's protective liability coverage and a broad form property damage endorsement, naming Landlord and (at Landlord's request) any Mortgagee of the Building and any management agent as additional insured(s), with such policy to afford protection to the limit of not less than Two Million and 00/100 Dollars ($2,000,000.00) with respect to bodily injury or death to any number of persons in any one accident and to the limit of not less than One Million and 00/100 Dollars ($1,000,000.00) to damage to the property of any one owner from one occurrence, and (B) workmen's compensation or similar insurance in the form and amounts required by the laws of the Commonwealth of Virginia.

         Notwithstanding anything to the contrary contained in this Section, Tenant shall have the right from time to time and at any time, without Landlord's consent, to perform the following work within the Premises: (i) install, remove and relocate nonstructural office partitioning, provided such work does not materially and adversely affect the Building base building structure or HVAC systems, (ii) paint and install wall coverings, (iii) install and remove office furniture, (iv) relocate electrical outlets, (v) install and remove work stations, (vi) install and remove Tenant's equipment and perform cable pulls in connection therewith and (vii) such other nonstructural Tenant changes as Tenant deems reasonably necessary; provided, however, that the anticipated costs of any of such work does not exceed Five Thousand and 00/100 Dollars ($5,000.00) and shall not materially and adversely affect the Building base building structure or HVAC systems.

         13.3 Mechanics' Liens. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's, materialman's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and whenever and as often as any mechanic's lien or materialman's lien shall have been filed against the Premises or the Building based upon any act or interest of Tenant or of anyone claiming through Tenant, or if any lien or security interest with respect thereto shall have been filed affecting any materials, machinery or fixtures used in the construction, repair or operation thereof or annexed thereto by Tenant or its successors in interest, including but not limited to the Tenant's Property, Tenant shall cause such lien to be removed or satisfied by bonding, deposit or otherwise payment in full within thirty (30) days after written notice from Landlord. In the event Tenant fails to remove or satisfy said lien or encumbrance within said 30-day period, Landlord, in addition to any other remedy under this Lease, may pay the amount secured by such lien or security interest or discharge the same by deposit and the amount so paid or deposited shall be collectible as Additional Rent plus interest thereon at the Interest Rate until paid.

         13.4 Landlord Alterations. Landlord shall have no obligation to make any Alterations in or to the Premises, the Building, the Common Area or the Land except as specifically provided in the Work Agreement. Landlord hereby reserves the right, from time to time, to make Alterations to the Building, change the Building dimensions, erect additional stories thereon and attach other buildings and structures thereto, and to erect such scaffolding and other aids to construction as Landlord deems appropriate, and no such Alterations, changes, construction or erection shall constitute an eviction, constructive or otherwise, or permit Tenant any abatement of Rent or claim.

ARTICLE 14:  SIGNS

         14.1 General. No sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant on any part of the Land or the outside or the inside (including, without limitation, the windows) of the Building or the Premises. Landlord shall, at its expense, provide one (1) building standard door sign and one (1) directory strip on the Building directory located in the main lobby. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay any and all expenses incurred by Landlord in such removal upon demand, together with interest thereon at the Interest Rate, until paid. Landlord shall have the right to prohibit any sign, advertisement, notice or statement to the public by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class office building.

ARTICLE 15:  TENANT'S PROPERTY

         15.1 Tenant's Equipment. Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than normal and customary general office equipment that does not require wiring, cooling or other service in excess of Building standards, (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Building, or (iii) any equipment which causes the floor load to exceed the load limits set by Landlord for the Building. Landlord's consent to such installation or operation may be withheld in Landlord's sole and absolute discretion and if such consent is given shall be conditioned upon, among other things, the payment by Tenant of additional compensation for any excess consumption of utilities and any additional power, wiring, cooling or other service (as determined in the sole discretion of Landlord) that may result from such equipment. In order to ensure that Building standards are not exceeded and to avert a possible adverse effect upon the Building electrical service, Tenant shall give prior notice to Landlord whenever Tenant wants to connect to the Building electrical distribution system any electrically operated equipment other than lamps, personal computer terminals and other similar normal and customary small general office equipment. Machines and equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord or any other Building tenant shall, to the extent permitted by Landlord, be installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Neither Tenant nor its Agents, shall at any time enter, adjust, tamper with, touch or otherwise in any manner affect the building systems or facilities of the Building.

         15.2 Removal of Tenant's Property. Except to the extent Tenant requests and Landlord designated otherwise at the time of installation, all or any part of the Tenant's Property (excluding any items of Tenant's personal property, furniture, and business trade fixtures which subject to Section 22.9 herein, shall be removed by Tenant at the expiration or earlier termination of this Lease or be subject to the terms of Section 22.5 herein), whether made with or without the consent of Landlord, shall, at the election of Landlord, either be removed by Tenant at its expense before the expiration of the Term (and Tenant shall restore the Premises to its prior condition reasonable wear and tear excepted) or shall remain upon the Premises and be surrendered therewith at the Expiration Date or earlier termination of this Lease as the property of Landlord without disturbance, molestation or injury and in good operating condition. Any and all damage or injury to the Premises or the Building caused by the moving or removal of the Tenant's Property into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, at the expense of Tenant and paid to Landlord within ten (10) days of demand, plus interest thereon at the Interest Rate until paid. Tenant shall promptly remove from the Common Area any of Tenant's Property there deposited.

ARTICLE 16: RIGHT OF ENTRY

         16.1 General. Subject to Tenant's security requirements, Tenant shall permit Landlord or its Agents, at reasonable times and with reasonable notice (except that no notice shall be required for emergency situations), to enter the Premises, without charge therefor to Landlord and without diminution of Rent,
(i) to examine, inspect and protect the Premises and the Building, (ii) to make such alterations and repairs or perform such maintenance which in the sole judgment of Landlord may be deemed necessary or desirable, (iii) to exhibit the same to prospective purchasers of the Building or to present or future Mortgagees or (iv) to exhibit the same to prospective tenants during the last eighteen (18) months of the Term and to erect on the Premises a suitable sign indicating the Premises are available. Landlord's access to Premises shall be subject to Tenant's security requirements and made upon reasonable notice except if such access is required for emergency purposes.

ARTICLE 17:  INSURANCE

         17.1 Insurance Rating. Tenant shall not conduct or permit any activity, or place any equipment or material, in or about the Premises, the Building or the Common Area which will invalidate or increase the rate of fire or other insurance on the Building or insurance benefitting any other tenant of the Building; and if any increase in the rate of insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to any activity, equipment or material of Tenant in or about the Premises, the Building, or the Common Area, such statement shall be conclusive evidence that the increase in such rate is due to the same and, as a result thereof, Tenant shall pay such increase to Landlord upon demand plus interest thereon at the Interest Rate until paid. If any insurance coverage carried by Landlord pursuant to this Article 17 or otherwise with respect to the Building or Land shall be cancelled or reduced (or cancellation or reduction thereof shall be threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within ten (10) days after delivery of written notice thereof, it shall be deemed an event of Default under this Lease, without the benefit of any additional notice or cure period specified in Section 22.2(ii) herein, and Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's sole cost and expense which will be Additional Rent when incurred by Landlord payable upon demand plus interest thereon at the Interest Rate until paid.

         17.2 Liability Insurance. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a commercial general liability policy insuring against claims, demands or actions for bodily injury, death, personal injury, and loss or damage to property arising out of or in connection with: (i) the Premises and Tenant's Property; (ii) the condition of the Premises; (iii) Tenant's operations in, maintenance and use of the Premises, Building and Common Area, and (iv) Tenant's liability assumed under this Lease. Such insurance shall afford protection to the limit of not less than $2,000,000 with respect to bodily injury or death to any one individual, to the limit of not less than $3,000,000 with respect to bodily injury or death to any number of individuals in any one accident and to the limit of $1,000,000 with respect to damage to the property of any one owner from one occurrence and shall be primary over any insurance carried by Landlord. Endorsements shall be obtained for cross-liability and contractual liability.

         17.3 Insurance for Tenant's Property. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a property insurance policy (written on an "All Risk" basis) insuring all of Tenant's Property for not less than the full replacement cost of said property. All proceeds of such insurance shall be used to repair or replace Tenant's Property. If this Lease is terminated as the result of a casualty in accordance with Article 21 herein, the proceeds of said insurance attributable to the repair and/or replacement of any leasehold improvements, tenant improvements or Alterations performed by or on behalf of Tenant or by Landlord pursuant to the terms of the Work Agreement or this Lease shall be the property of the Landlord and paid to Landlord upon demand together with interest thereon at the Interest Rate until paid.

         17.4 Additional Insurance.

                  (a Tenant shall, at its sole cost and expense, procure and maintain business interruption insurance in an amount not less than the Base Rent due hereunder for the first Lease Year, which amount shall be revised from time to time upon the reasonable request of the Landlord or its Mortgagee.

                  (b Tenant shall, at all times during the term hereof, maintain in effect workers' compensation insurance as required by applicable Legal Requirements.

         17.5 Requirements of Insurance Coverage. All such insurance required to be carried by Tenant herein shall be with an insurance company licensed to do business in the Commonwealth of Virginia and rated not lower than A-XII in the A.M. Best Rating Guide. Such insurance (i) shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has released its right of action against any party before the occurrence of a loss; (ii) shall name Landlord and, at Landlord's request, any Mortgagee or ground lessor, as additional insured(s); (iii) shall provide that the policy shall not be cancelled, failed to be renewed or materially amended without at least thirty (30) days' prior written notice to Landlord and, at Landlord's request, any Mortgagee, and (iv) shall be issued as primary policies and not contributing with and not in excess of coverage which the Landlord may carry. On or before the Commencement Date and, thereafter, not less than thirty (30) days before the expiration date of the insurance policy, an original of the policy (including any renewal or replacement policy) or a certified copy thereof, together with evidence satisfactory to Landlord of the payment of all premiums for such policy, shall be delivered to Landlord and, at Landlord's request, to any Mortgagee. Tenant's insurance policies shall not include deductibles in excess of Five Thousand and 00/100 Dollars ($5,000.00).

         17.6 Waiver of Subrogation. Each party hereby releases the other party hereto from liability for any loss or damage to any building, structure or tangible personal property, or any resulting loss of income, or losses under worker's compensation laws and benefits, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party or its Agents, if such loss or damage is covered by insurance benefitting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Each party hereto shall require its insurer(s) to include in its insurance policies a waiver of subrogation clause (providing that such waiver of right of recovery against the other party shall not impair the effectiveness of such policy or the insured's ability to recover thereunder), and shall promptly notify the other in writing if such clause cannot be included in any such policy; if such waiver of subrogation clause shall not be available, then the foregoing waiver of right of recovery shall be void.

         17.7 Security. In the event that Landlord engages the services of a professional security system for the Building, it is understood that such engagement shall in no way increase Landlord's liability for occurrences and/or consequences which such a system is designed to detect or avert and that Tenant shall look solely to its insurer as set out above for claims for damages or injury to any person or property.

         17.8 Landlord's Insurance. Landlord shall procure and maintain throughout the Term fire and extended coverage insurance on the Building in such coverage and amounts as reasonably determined by Landlord in its prudent management of the Building and as necessary to satisfy the requirements of Landlord's Mortgagee, if any. At Landlord's option, such insurance may be carried under any blanket or umbrella policies which Landlord has in force for other buildings and projects. In addition, at Landlord's option, Landlord may elect to self-insure all or any part of such required insurance coverage. Landlord may, but shall not be obligated to, carry any other form or forms of insurance as Landlord or the mortgagees or ground lessors of Landlord may reasonably determined is advisable. The proceeds payable under all fire and other hazard insurance policies maintained by Landlord on the Building shall belong to and be the property of Landlord, and Tenant shall not have any interest in such proceeds.

         17.9 Coverage. Landlord makes no representation to Tenant that the limits or forms of coverage specified above or approved by Landlord are adequate to insure Tenant's Property or Tenant's obligations or assumption of contractual liability under this Lease, and the limits of any insurance carried by Tenant shall not limit its duties and obligations under this Lease.

ARTICLE 18:  LANDLORD SERVICES AND UTILITIES

         18.1 Ordinary Services to the Premises. As long as no Event of Default has occurred and is continuing and subject to Legal Requirements and Force Majeure events, Landlord shall use best efforts to furnish to the Premises throughout the Term (i) electricity appropriate for the Permitted Use, (ii) heating and air conditioning appropriate for the Permitted Use during Normal Business Hours, (iii) regular janitorial service, (iv) regular trash removal from the Premises, (v) hot and cold water from points of supply, (vi) adequate supplies for restrooms located in the Common Area, and (vii) elevator service, provided that Landlord shall have the right to temporarily remove such elevators from service as may be required for moving, freight or for servicing or maintaining the elevators or the Building or for security reasons. The cost of all services provided by Landlord hereunder shall be included within Operating Expenses, unless charged directly (and not as a part of Operating Expenses) to Tenant or another tenant of the Building. The foregoing services shall be furnished by Landlord and reimbursed by Tenant as part of Operating Expenses; provided, however, that Landlord shall be under no responsibility or liability for failure, defect or interruption in such services caused by Force Majeure, breakage, accident, strikes, repairs or for any other cause or causes beyond the control of Landlord, nor in any event for any indirect or consequential damages; and failure or omission on the part of Landlord to furnish such service shall not be construed as an eviction of Tenant, nor work an abatement of Rent, nor render Landlord liable in damages, nor release Tenant from prompt fulfillment of any of the covenants under this Lease. Landlord may comply with voluntary controls or guidelines promulgated pursuant to any Legal Requirements relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease. Landlord shall not be responsible if the normal operation of the Building air-conditioning system shall fail to provide conditioned air within comfortable temperatures levels (A) in any portions of the Premises which have a connected electrical load for all purposes (including lighting and power) or which have a human occupancy in excess of the average electrical load and human occupancy factors for which the Building air-conditioning system is designed, (B) because of Alterations made by or on behalf of Tenant, (C) in any portions of the Premises exposed to direct sunlight in which Tenant fails to keep the window treatments closed, or (D) because of the failure by Tenant or its Agents to use the HVAC system in the manner in which it was designed to be used. Tenant agrees to observe and comply with all reasonable rules from time to time prescribed by Landlord for the proper functioning and protection of the HVAC systems in the Building.

         18.2 After-Hours Services to the Premises. If Tenant requires or requests that the services to be furnished by Landlord (except Building standard electricity and elevator service) be provided during periods in addition to the periods set forth in Section 18.1, then Tenant shall obtain Landlord's consent thereto and, if such consent is granted, shall pay upon demand Landlord's additional expenses resulting therefrom. Landlord may, from time to time during the Term, set a per hour charge for after-hours service which shall include the cost of utility, service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such after-hours service. After-hours HVAC charges shall be the actual costs incurred which shall be documented by reasonable request of Tenant, but shall not exceed Twenty-Five and 00/100 Dollars ($25.00) per hour, per floor.

         18.3 Utility Charges. All telephone, electricity, gas, heat and other utility service furnished to the Premises shall be paid for directly by Tenant except to the extent the cost of same is included within, and paid for by Tenant as part of, Operating Expenses. Landlord reserves the right separately to meter or monitor the utility services provided to the Premises. The cost of any such meter shall be borne by the Tenant only if excess consumption is established. Tenant shall reimburse Landlord for the cost of any excess utility usage in the Premises. Excess usage shall mean the excess of the estimated usage in the Premises (on a rentable square foot basis) during any billing period over the building standard usage (which shall mean the average per square foot usage of all office tenants in the Building during Normal Business Hours excluding the Tenant or any other tenants notified by Landlord of excessive utility consumption) during the same period as reasonably calculated by landlord. Tenant shall pay for the excess consumption of electricity at the then-current price per kilowatt hour and price per unit of demand charged Landlord by the utility company plus a reasonable administrative cost which shall include service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such excess service.

ARTICLE 19:  LIABILITY OF LANDLORD

         19.1 No Liability. Except where due to Landlord or its Agents' gross negligence or willful misconduct, Landlord and its Agents shall not be liable to Tenant or its Agents for, and Tenant, for itself and its Agents, does hereby release Landlord and its Agents from liability for, any liability, damage, compensation or claim arising from (i) the necessity of repairing any portion of the Premises or the Building or the Common Area or any structural defects thereto, (ii) any interruption in the use of the Premises or the Common Area for any reason including any interruption or suspension of utility service, (iii) fire or other casualty or personal or property injury, damage or loss resulting from the use or operation (by Landlord, Tenant, or any other person whomsoever) of the Premises or the Building or the Common Area, (iv) the termination of this Lease, (v) robbery, assault, theft or other crime, or (vi) any leakage in the Premises or the Building from water, rain, snow or casualty, or any other cause whatsoever. No such occurrence shall give rise to diminution or abatement of Rent or constructive eviction, unless the Premises are rendered untenable by such failure, suspension, delay or interruption of services for five (5) consecutive business days, in which event Tenant may abate paying rent from said fifth (5th) day until such service is restored. Notwithstanding the foregoing, any goods, automobiles, property or personal effects stored or placed by Tenant or its Agents in or about the Premises, the Building or the Common Area shall be at the sole risk of Tenant; Tenant hereby expressly waives its right to recover against Landlord and its Agents therefor. Tenant hereby waives any claim it might have against Landlord or its Agents for any consequential damages or business losses sustained by Tenant arising out of the loss or damage to any person or property of Tenant, or any interruption in the use of the Premises or the Common Area, for any reason, except if due to Landlord's gross negligence and willful misconduct. Tenant acknowledges its obligation to insure against such losses and damages. Tenant shall not have the right to offset or deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any rent or other sum payable to Landlord. Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

         19.2 Indemnity. Tenant shall indemnify, defend, protect and hold Landlord and its Agents harmless from and against any and all damage, claim, liability, cost or expense (including, without limitation, reasonable attorneys' or other professionals' fees) of every kind and nature (including, without limitation, those arising from any injury or damage to any person, property or business) incurred by or claimed against Landlord or its Agents, directly or indirectly, as a result of, arising from or in connection with (i) Tenant's or its Agents' use, occupancy, repair or maintenance of the Premises, the Building or the Common Area; (ii) Tenant's breach of any provision of this Lease; or (iii) any act, omission or negligence of Tenant or its Agents.

                  Tenant shall not be liable for, and Landlord shall indemnify and save harmless Tenant from and against all fines, damages, suits, claims, demands, losses and actions (including reasonable attorneys' fees) for any injury to person (including death) or damage to or loss of property on or about the common areas of the Building caused by the gross negligence or willful misconduct of Landlord, its employees, contractors agents or by any other person entering the common areas of the Building under the express or implied invitation of Landlord, or arising out of Landlord's use of the common areas. Tenant shall not be liable or responsible for any loss or damage to the property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the reasonable control of Tenant, except the negligence or willful misconduct of Tenant, its agents, employees, invitees, and contractors.

         19.3 Limitation on Recourse. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers, shareholders, trustees, advisors or agents of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders, trustees, advisors or agents of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against Landlord's interest in the Building and Land and proceeds therefrom, and no other assets of Landlord. In the event that the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner.

ARTICLE 20:  RULES AND REGULATIONS

         20.1 General. Tenant and its Agents shall at all times abide by and observe the Rules and Regulations and any amendments thereto that may be promulgated from time to time by Landlord for the operation and maintenance of the Building and the Common Area and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Landlord shall use commercially reasonable efforts to equitably enforce all Rules and Regulations. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Building lease. If there is any inconsistency between this Lease and the Rules and Regulations, this Lease shall govern. Landlord reserves the right to amend and modify the Rules and Regulations as it deems necessary, provided that such Rules and Regulations shall not materially affect nor substantially interfere with the intended use of the Premises as general office use.

ARTICLE 21:  DAMAGE AND CONDEMNATION

         21.1 Damage to the Premises. If the Premises shall be damaged by fire or other cause without the fault or negligence of Tenant or its Agents, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved and any delays beyond the direct control of Landlord) repair such damage to the Premises (excluding the Tenant's Property) at the expense of Landlord; provided, however, that Landlord's obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee). Notwithstanding the foregoing, (i) if the Premises or the Building is damaged by fire or other cause to such an extent that, in Landlord's sole judgment, the damage cannot be substantially repaired within two hundred (200) days after the date of such damage then Landlord within sixty (60) days from the date of such damage may terminate this Lease by written notice to Tenant, or (ii) if the Premises are damaged during the last Lease Year, then Landlord or Tenant within thirty (30) days from the date of such damage may terminate this Lease by written notice to the other. If either Landlord or Tenant terminates this Lease, the Rent shall be apportioned and paid to the date of such termination. If neither Landlord nor Tenant so elects to terminate this Lease but the damage required to be repaired by Landlord is not repaired within two hundred (200) days from the date of such damage (such two hundred (200) day period to be extended by the period of any delay outside the direct control of Landlord plus a reasonable period for a satisfactory settlement with any insurance company involved), Tenant, within thirty (30) days from the expiration of such two hundred (200) day period (as the same may be extended), may terminate this Lease by written notice to Landlord. During the period that Tenant is deprived of the use of the damaged portion of the Premises, and provided such damage is not the consequence of the fault or negligence of Tenant or its Agents, Base Rent and Tenant's Proportionate Share shall be reduced by the ratio that the rentable square footage of the Premises damaged bears to the total rentable square footage of the Premises before such damage. Notwithstanding anything herein to the contrary, Landlord shall not be required to rebuild, replace or repair of the Tenant's Property. In the event that neither party terminates this Lease as aforesaid, Tenant shall be required to repair or replace the Tenant's Property.

         21.2 Condemnation. If the whole or a Substantial Part of the Premises or the Building shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi-governmental authority. If less than a Substantial Part of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), Base Rent and Tenant's Proportionate Share shall be reduced by the ratio that the portion so taken bears to the rentable square footage of the Premises before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's Property (other than its leasehold interest in the Premises) which does not, under the terms of this Lease, become the property of Landlord at the termination hereof, as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises.

ARTICLE 22:  DEFAULT

         22.1 Events of Default. Each of the following shall constitute an Event of Default: (i) Tenant fails to pay Rent within five business (5) days after written notice from Landlord; provided that no such notice shall be required if at least two such notices shall have been given during the same Lease Year; (ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant (or be diligently and continuously pursuing same) within twenty (20) days after written notice from Landlord, (iii) Tenant abandons or vacates the Premises; (iv) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises or all or substantially all of Tenant's or Guarantor's assets is appointed; (v) a Transfer in violation of
Article 11 herein; or (vi) the failure by Tenant to timely perform any of those covenants described in Section 17.1 of this Lease.

         22.2 Landlord's Remedies. Upon the occurrence of an Event of Default, Landlord, at its option, without further notice or demand to Tenant, may in addition to all other rights and remedies provided in this Lease, at law or in equity:

                  (a) Terminate this Lease and Tenant's right of possession of the Premises. If Landlord elects to terminate the Lease, every obligation of the parties shall cease as of the date of such termination, except for those obligations of the Tenant that survive the expiration or earlier termination of the Lease and as provided in Section 22.3.

                  (b) Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Tenant, for such rent and term and upon such other conditions as are acceptable to Landlord in its sole and absolute discretion. For purposes of such reletting, Landlord is authorized to repair, alter and improve the Premises to the extent necessary in Landlord's sole discretion.

                  (c) Re-enter and repossess the Premises and remove all persons and effects therefrom, by summary proceeding, ejectment or other legal action or by using such force as may be necessary. Landlord shall have no liability by reason of any such re-entry, repossession or removal.

         22.3 Tenant's Liability for Damages. If Landlord terminates this Lease or the Tenant's right to possession pursuant to Section 22.2, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) the sum of (A) all Base Rent and Additional Rent provided for in this Lease until the date this Lease would have expired had such termination not occurred, and (B) any and all reasonable costs, expenses and damages incurred by Landlord in terminating the Lease, reentering the Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Premises, combining the same with any adjacent space for any new tenants, putting the same in proper repair, reletting the same (including any and all rental concessions to new tenants, repairs, Alterations, attorneys' fees and disbursements and brokerage fees and commissions), and any and all expenses which Landlord may incur during the occupancy of any new tenant (other than expenses of a type that are Landlord's responsibility under the terms of this Lease); less (ii) the proceeds of any reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above with respect to each month during the Term, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys' fees with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rent and making such special repairs, Alterations and paintings for any new tenant as Landlord, in its sole but good faith discretion, may deem advisable. To the extent that Landlord attempts to relet the Premises, Landlord shall be under no obligation to lease all or any portion of the Premises before any other space in the Building is fully leased by Landlord and that if at the time of any reletting of the Premises there exists other reasonably comparable space in the Building available for leasing, then the Premises shall be deemed the last space rented, even though the Premises may be relet prior to the date such other reasonable comparable space is leased. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder. Upon the occurrence of an Event of Default, Landlord may recover from Tenant the value and/or cost of all concessions to Tenant under this Lease.

         22.4 Liquidated Damages. If Landlord terminates this Lease pursuant to
Section 22.2, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under Section 22.3 (other than for Tenant's liability for concessions, attorneys' and brokerage fees), an amount equal to the difference, discounted to the date of such demand at an annual rate of interest equal to the then-current yield on actively traded U.S. Treasury bonds with 10-year maturities, as published in the Federal Reserve Statistical Release for the week prior to the date of such termination, between (i) the Base Rent and Additional Rent, computed on the basis of the then-current annual rate of Base Rent and Additional Rent and all fixed and determinable increases in Base Rent, which would have been payable from the date of such demand to the date when this Lease would have expired, if it had not be terminated, and (ii) the then fair rental value of the Premises for the same period as determined by the Landlord. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of such demand except for those obligations of the Tenant that survive the expiration or earlier termination of the Lease. If, after the Event of Default giving rise to the termination of this Lease, but before presentation of proof of such liquidated damages, the Premises, or any part thereof, shall be relet by Landlord for a term of one year or more, the amount of rent reserved upon such reletting shall be deemed to be the fair rental value for the part of the Premises so relet during the term of such reletting.

         22.5 Rights Upon Possession. If Landlord takes possession pursuant to this Article, with or without terminating this Lease, Landlord may, at its option, enter into the Premises, remove Tenant's Alterations, signs, personal property, equipment and other evidences of tenancy, and store them at Tenant's risk and expense, or dispose of them after notice to Tenant, as Landlord may see fit, and take and hold possession of the Premises; provided, however, that if Landlord elects to take possession only without terminating this Lease, such entry and possession shall not terminate this Lease or release Tenant or any Guarantor, in whole or in part, from the obligation to pay the Rent reserved hereunder for the full Term or from any other obligation under this Lease or any guaranty thereof.

         22.6 No Waiver. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement, or operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

         22.7 Right of Landlord to Cure Tenant's Default. If an Event of Default shall occur, then Landlord may (but shall not be obligated to) make such payment or do such act to cure the Event of Default, and charge the amount of the expense thereof, together with interest thereon at the Interest Rate, to Tenant. Such payment shall be due and payable upon demand; however, the making of such payment or the taking of such action by Landlord shall not be deemed to cure the Event of Default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any such payment made by Landlord on Tenant's behalf shall bear interest until paid at the Interest Rate.

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

         22.8 Late Payment. If Tenant fails to pay any Rent within five (5) business days after written notice that such Rent is due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such overdue Rent, except that the late charge shall be waived by Landlord for the first two (2) occurrences of such a late payment during a Calendar Year. In addition, any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate. Such late charge and interest shall be due and payable within two (2) days after written demand from Landlord.

         22.9 Landlord's Lien. As security for the performance of Tenant's obligations, Tenant grants to Landlord a lien upon and a security interest in Tenant's Property both existing or hereafter acquired. Such lien shall be in addition to Landlord's rights of distraint, if any. Within twenty (20) days after request, Tenant shall execute, acknowledge and deliver to Landlord a financing statement and any other document submitted to Tenant in form reasonably acceptable to Tenant evidencing or establishing such lien and security interest. During any period that an Event of Default exists hereunder, Tenant shall not sell, transfer or remove from the Premises all or any portion of Tenant's Property except to repair, exchange, or replace such items of Tenant's Property comprised of personal property, furniture, and business trade fixtures and equipment; provided such repair, exchange, or replacement of such designated items is of equal or greater value. Landlord hereby agrees that its lien upon Tenant's Property comprised of personal property, furniture, and business trade fixtures and equipment shall be automatically subordinated to any purchase money security interest or to the line of any institutional lender of Tenant, if required by such lender. In confirmation of such subordination upon the reasonable request of Tenant, Landlord shall at Tenant's expense, execute a commercially reasonable and customary subordination instrument in form acceptable to Landlord in its sole and absolute discretion.

         22.10 Landlord Default. If Landlord shall fail to keep or perform any of its obligations under this Lease, then Tenant may (but shall not be obligated to do so) upon the continuance of such failure on Landlord's part for thirty
(30) days after Landlord's receipt of written notice from Tenant specifying the failure (or, in the case of any such failure which cannot with due diligence be cured within said thirty (30) day period, within such additional period, if any, as may be reasonably required by Landlord to cure such failure with due diligence), and without waiving or releasing Landlord from any obligation, make such payment or perform such obligation and all sums so paid by Tenant and all necessary and incidental costs and expenses, including reasonable attorney's fees paid to independent legal counsel, incurred by Tenant in making such payment or performing such obligation, together with interest thereon at the Interest Rate from the date of payment, shall be paid by Landlord to Tenant within thirty (30) days of written demand, and if not so paid by Landlord, Tenant shall have the right to pursue any legal remedies available to it to collect payment, but shall not be entitled to offset such payment against Rent thereafter payable under this Lease.]

ARTICLE 23:  BANKRUPTCY

         23.1 Event of Bankruptcy. An "Event of Bankruptcy" is: the occurrence, with respect to Tenant, of any of the following: (i) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state (the "Insolvency Laws"); (ii) appointment of a receiver or custodian for any property of Tenant, or the institution of a foreclosure or attachment action upon any property of Tenant; (iii) filing of a voluntary petition by Tenant under the provisions of the Bankruptcy Code or Insolvency Laws; (iv) filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or insolvency Laws, which either (A) is not dismissed within sixty (60) days after filing, or
(B) results in the issuance of an order for relief against the debtor; or (v) Tenant's making or consenting to an assignment for the benefit of creditors or a composition of creditors.

         23.2 Remedies. Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available pursuant to Article XXII; provided, however, that while a case (the "Case") in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord's right to terminate this Lease shall be subject, to the extent required by the Bankruptcy Code, to any rights of Tenant or its trustee in bankruptcy (collectively, "Trustee") to assume or assign this Lease pursuant to the Bankruptcy Code. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly: (i) cures all defaults under this Lease; (ii) compensates Landlord for damages incurred as a result of such defaults; (iii) provides adequate assurance of future performance on the part of Tenant or Tenant's assignee; (iv) complies with the other requirements of this Article; and (v) complies with all other requirements of the Bankruptcy Code. If Trustee fails to assume or assign this Lease in accordance with the requirements of the Bankruptcy Code within sixty (60) days after entry of an order for relief then Trustee shall be deemed to have rejected this Lease. Adequate assurance of future performance shall require that the following minimum criteria be met: (A) Tenant's gross receipts in the ordinary course of business during the thirty (30) days preceding the Case must be greater than ten (10) times the next monthly installment of the Base Rent and additional rent; (B) both the average and median of Tenant's monthly gross receipts in the ordinary course of business during the seven (7) months preceding the Case must be greater than ten (10) times the next monthly installment of the Base Rent and additional rent; (C) Trustee must pay its estimated pro-rata share of the cost of all services performed or provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the Base Rent) in advance of the performance or provision of such services; (D) Trustee must agree that Tenant's business shall be conducted in a first-class manner, and that no liquidating sale, auction or other non-first-class business operation shall be conducted in the Premises; (E) Trustee must agree that the use of the Premises as stated in this Lease shall remain unchanged and that no prohibited use shall be permitted; (F) Trustee must agree that the assumption or assignment of this Lease shall not violate or affect the rights of other tenants in the Building and the complex or area in which the Building is located; (G) Trustee must pay at the time the next monthly installment of the Base Rent is due, in addition to such installment, an amount equal to the monthly installments of the Base Rent and additional rent due for the next six (6) months thereafter, such amount to be held as a security deposit; (H) Trustee must agree to pay, at any time Landlord draws on such security deposit, the amount necessary to restore such security deposit to its original amount; and (I) all assurances of future performance specified in the Bankruptcy Code must be provided. If Trustee shall propose to assume and assign this Lease to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Trustee, then notice of such proposed assignment shall be given to Landlord by Trustee no later than twenty
(20) days after receipt by Trustee of such offer, but in any event no later than ten (10) days prior to the date that Trustee shall make application to the court of competent jurisdiction for approval to assume this Lease and enter into such assignment, and Landlord shall thereupon have the option, to be exercised by notice to Trustee given at any time prior to the date of such application, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

ARTICLE 24:  MORTGAGES

         Subordination.

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



                  (a) This Lease and Tenant's interest hereunder shall be, at the option of Mortgagee's collateral agent, subordinate to or superior to the lien of any Mortgage made by Landlord. If at any time or from time to time during the Term, a Mortgagee or prospective Mortgagee, or a collateral agent therefor, requests that this Lease be subject and subordinate to its Mortgage, this Lease and Tenant's interest hereunder shall be subject and subordinate to the lien of such Mortgage and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon. Tenant agrees that, within twenty (20) days after receipt of a written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any such Mortgagee to subordinate this Lease and its interest in the Premises to the lien of such Mortgage. If, at any time or from time to time during the Term, a Mortgagee of a Mortgage made prior to the date of this Lease shall request that this Lease have priority over the lien of such Mortgage, and if Landlord consents thereto, this Lease shall have priority over the lien of such Mortgage and all renewals, modifications, replacements, consolidations and extensions thereof and all advances made thereunder and the interest thereon, and Tenant shall, within ten (10) days after receipt of a request therefor from Landlord, execute, acknowledge and deliver any and all documents and instruments confirming the priority of this Lease. In any event, however, if this Lease shall have priority over the lien of a first Mortgage, this Lease shall not become subject or subordinate to the lien of any subordinate Mortgage, and Tenant shall not execute any subordination documents or instruments for any subordinate Mortgagee, without the written consent of the first Mortgagee.

         Notwithstanding the foregoing to the contrary, with respect to each Mortgage that may encumber the Building on or after the Commencement Date, Landlord agrees, upon receipt of written request from Tenant, to use reasonable efforts to obtain on behalf of Tenant a subordination, nondisturbance and attornment agreement in the usual form of such Mortgagee, such form for the current Mortgagee attached hereto as Exhibit E. Tenant shall bear all reasonable and customary costs and expenses of such Mortgagee in connection with obtaining such subordination, nondisturbance and attornment agreement(s), if any.

                  (b) This Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease hereafter made of the Building or the land on which it is located, or both, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that, within twenty (20) days after receipt of request therefor from Landlord, it will, from time to time, execute, acknowledge and deliver any instrument or other document required by any such lessor to subordinate this Lease and its interest in the Premises to such ground or underlying lease.

         24.2 Mortgagee Protection. Tenant agrees to give any Mortgagee or Mortgagee's collateral agent, by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such Mortgagee or Mortgagee's collateral agent. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee or Mortgagee's collateral agent shall have an additional thirty (30) days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time, then such Mortgagee or Mortgagee's collateral agent shall have such additional time as may be necessary to cure such default so long as Mortgagee or Mortgagee's collateral agent has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, the commencement of foreclosure proceedings, if necessary), in which event Tenant shall not exercise any remedies for default while such remedies are being so diligently pursued. In the event of the sale of the Land or the Building, by foreclosure or deed in lieu thereof, the Mortgagee or purchaser at such sale shall be responsible for the return of the Security Deposit only to the extent that such Mortgagee or purchaser actually received the Security Deposit.

        24.3 Modification Due to Financing. If, in connection with obtaining construction or permanent financing for the Premises, the Building or the Land, any lender (or Mortgagee) shall request reasonable modifications of this Lease as a condition to such financing, Tenant shall promptly execute a modification of this Lease, provided such modifications do not materially increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Premises. Tenant and any Guarantor shall each, prior to execution and throughout the Term, upon request from time to time, provide such financial information and documentation about itself to Landlord or Mortgagee as may be requested.

         24.4 Attornment. In the event of (i) a transfer of Landlord's interest in the Premises, (ii) the termination of any ground or underlying lease of the Building or the land on which it is constructed, or both, or (iii) the purchase of the Building or Landlord's interest therein in a foreclosure sale or by deed in lieu of foreclosure under any Mortgage or pursuant to a power of sale contained in any Mortgage, then in any of such events Tenant shall, at the

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

request of Landlord or Landlord's successor in interest, attorn to and recognize the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be, as Landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such lessor, transferee or purchaser, as "Landlord," and Tenant, as "Tenant," except that such lessor, transferee or purchaser shall not be liable for any act or omission of Landlord prior to such lease termination or prior to its succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such lease termination or prior to such succession to title, nor be bound by any payment of Base Rent or Additional Rent prior to such lease termination or prior to such succession to title for more than one month in advance. Tenant shall, upon request by Landlord or the transferee or purchaser of Landlord's interest or the lessor under the termination ground or underlying lease, as the case may be, execute and deliver an instrument or instruments confirming the foregoing provisions of this Section. Tenant hereby waives the provisions of any present or future law or regulation which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease, or the obligations of Tenant hereunder, upon or as a result of the termination of any such ground or underlying lease or the completion of any such foreclosure and sale.

ARTICLE 25:  SURRENDER AND HOLDING OVER

         25.1 Surrender of the Premises. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the Premises caused by the removal of any of Tenant's Property except for reasonable wear and tear and loss by fire or other casualty not caused by Tenant or its Agents. If, for any reason, Tenant fails to surrender the Premises on the expiration or earlier termination of this Lease with such removal and repair obligations completed, then, in addition to the provisions of Section 25.2 herein and Landlord's rights and remedies under Article 22 and the other provisions of this Lease, Tenant shall indemnify, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

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



         25.2 Holding Over. In the event that Tenant shall not immediately surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a month to month tenant upon all of the terms and provisions of this Lease, except the monthly Base Rent shall be equal to the greater of: (a) one hundred fifty percent (150%) of the Base Rent and Additional Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred fifty percent (150%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease. Tenant shall pay an entire month's Rent calculated in accordance with this Section 25.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Section.

ARTICLE 26:  QUIET ENJOYMENT

         26.1 General. Landlord covenants that if Tenant shall pay Rent and perform all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall during the Term peaceably and quietly occupy and enjoy possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease and any Mortgage to which this Lease is subordinate and easements, conditions and restrictions of record affecting the Land.

ARTICLE 27:  TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS

         27.1 Definition. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "infectious wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under as defined in any Legal Requirements including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

         27.2 General Prohibition. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the

Premises, the Building or the Land by Tenant or its Agents. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal or bodily injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant or its Agents. Notwithstanding the foregoing, Tenant may use in the Premises common office products or other office shelf products commonly used as part of a customary business office, provided such usage is in compliance with all applicable laws.

         27.3 Notice. In the event that Hazardous Materials are discovered upon, in, or under the Premises, the Building or the Land, and applicable Legal Requirements require the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or its Agents. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises, the Building or the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises, the Building, the Land or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any Legal Requirements; (iii) any claim made or threatened by any person against Tenant, the Premises, the Building or the Land relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Premises, the Building or the Land, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Building, the Land or Tenant's use or occupancy thereof.

         27.4 Survival. The respective rights and obligations of Landlord and Tenant under this Article 27 shall survive the expiration or earlier termination of this Lease.


ARTICLE 28:  MISCELLANEOUS

         28.1 No Representations by Landlord. Tenant acknowledges that neither Landlord or its Agents nor any broker has made any representation or promise with respect to the Premises, the Building, the Land or the Common Area, except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. Tenant, by taking possession of the Premises shall accept the Premises and the Building "AS IS," and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

         28.2 No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

         28.3 Brokers. Landlord recognizes Broker(s) as the sole broker(s) procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has not employed any broker, agent or finder other than Broker(s) relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the indemnitor's representation and warranty.

         28.4 Estoppel Certificate. Tenant shall, without charge, at any time and from time to time, within fifteen (15) business days after request therefor by Landlord, Mortgagee, any purchaser of the Land or the Building or any other interested person, execute, acknowledge and deliver to such requesting party a written estoppel certificate certifying, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and setting forth such modifications); (ii) that the Term has commenced (and setting forth the Commencement Date and Expiration Date); (iii) that Tenant is presently occupying the Premises; (iv) the amounts of Base Rent and Additional Rent currently due and payable by Tenant; (v) to the best of Tenant's knowledge that any Alterations required by the Lease to have been made by Landlord have been made to the satisfaction of Tenant; (vi) to the best of Tenant's knowledge that there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder, including, without limitation, Base Rent or Additional Rent (or, if alleged, specifying the same in detail); (vii) that no Base Rent (except the first installment thereof) has been paid more than thirty
(30) days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that Tenant is not in default; (x) that the address to which notices to Tenant should be sent is as set forth in the Lease (or, if not, specifying the correct address); and
(xi) any other reasonable certifications requested by Landlord. Any such estoppel certificate delivered pursuant to this Subsection 28.4 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Land, as well as their assignees. Tenant's failure to deliver such estoppel certificate within such time shall be conclusive upon Tenant that:
(a) this Lease is in full force and effect without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's or Tenant's performance; and (c) not more than one (1) month's rental has been paid in advance. Tenant shall indemnify, defend (with counsel reasonably approved by Landlord in writing) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord pursuant to this Section 28.4. In addition, within fifteen (15) business days after request by Landlord, Tenant shall deliver to Landlord audited financial statements of Tenant for its most recently ended fiscal year and interim unaudited financial statements for its most recently ended quarter.

         28.5 Waiver of Jury Trial. LANDLORD AND TENANT AND IF APPLICABLE THE GUARANTOR, HEREBY KNOWINGLY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING THAT LANDLORD OR TENANT MAY HEREINAFTER INSTITUTE AGAINST EACH OTHER WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN ANY WAY RELATED TO THIS LEASE OR THE PREMISES. TENANT CONSENTS TO SERVICE OF PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE PREMISES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE PREMISES.

LANDLORD, TENANT AND THE GUARANTOR(S), IF APPLICABLE, WAIVE ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE BUILDING IS LOCATED AND WAIVE ANY RIGHT UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHERWISE TO TRANSFER ANY SUCH ACTION FILED IN ANY SUCH COURT TO ANY OTHER COURT. TENANT HEREBY WAIVES ANY RIGHT TO PLEAD ANY COUNTERCLAIM, OFFSET OR AFFIRMATIVE DEFENSE IN ANY ACTION OR PROCEEDINGS BROUGHT BY LANDLORD AGAINST TENANT. THE AFORESAID WAIVER SHALL NOT BE CONSTRUED, HOWEVER, AS A WAIVER OF TENANT'S RIGHT TO ASSERT ANY CLAIM IN A SEPARATE ACTION BROUGHT BY TENANT AGAINST LANDLORD. TENANT AGREES TO PAY ALL RENT WITHOUT ABATEMENT, OFFSET OR REDUCTION OF ANY KIND WHATSOEVER.

         28.6 Notices. No notice, request, consent, approval, waiver or other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and is delivered in person or sent by overnight courier service or registered or certified mail, return receipt requested, first-class postage prepaid, (i) if to Landlord, at Landlord's Address, or (ii) if to Tenant, at Tenant's Address, or at any other address that may be given by one party to the other by notice pursuant to this subsection. Such notices, if sent by registered or certified mail, shall be deemed to have been given three (3) days after mailing; otherwise they shall be deemed to have been given upon delivery or attempted delivery.

         28.7 Invalidity of Particular Provisions. If any provisions of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

         28.8 Gender and Number. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

         28.9 Benefit and Burden. Subject to the provisions of Article 11 and except as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns. Landlord may freely and fully assign its interest hereunder.

         28.10 Entire Agreement. This Lease (which includes the Exhibits attached hereto) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant.

         28.11    Authority.

                  (i) If Tenant signs as a corporation, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing corporation, in good standing, qualified to do business in the Commonwealth of Virginia, that the corporation has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the corporation.

                  (ii) If Tenant signs as a partnership, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed, validly existing partnership qualified to do business in the Commonwealth of Virginia, that the partnership has full power and authority to enter into this Lease, and that he or she is authorized to execute this Lease on behalf of the partnership.

         28.12 Attorneys' Fees. If, as a result of any default of Landlord or Tenant in its performance of any of the provisions of this Lease, the other party uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, the non-prevailing party shall reimburse the prevailing party upon demand for any and all attorneys' fees and expenses so incurred by the prevailing party.

         28.13 Governing Law. This Lease is governed by the laws of the Commonwealth of Virginia. It is the intention of the parties hereto that this Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

         28.14 Time of the Essence. Time is of the essence as to Tenant's obligations contained in this Lease.

         28.15 Force Majeure. Except for Tenant's obligations to pay Rent under this Lease, neither Landlord nor Tenant shall be required to perform any of its obligations under this Lease, nor shall such party be liable for loss or damage for failure to do so, nor shall the other party thereby be released from any of its obligations under this Lease, where such failure by the non-performing party arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire or casualty, legal requirements, energy shortage or other causes beyond the reasonable control of the non-performing party, unless such loss or damage results from the willful misconduct or gross negligence of the non-performing party.

         28.16 Headings. Captions and headings are for convenience of reference only.

         28.17 Memorandum of Lease. Tenant shall, at the request of Landlord, execute and deliver a memorandum of lease in recordable form. Tenant shall not record such a memorandum or this Lease without Landlord's consent.

         28.18 Landlord's Relocation Option. At any time during the Term, Landlord shall have the option to relocate Tenant, at no direct cost of Tenant, to space comparable to the Premises elsewhere in the Building, provided Landlord gives Tenant three (3) months' written notice. Such relocation space shall be mutually acceptable to the parties. Upon relocation, such new space shall be deemed to be the "Premises" hereunder, and Tenant's Proportionate Share shall be recalculated by Landlord to equal that fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the rentable square footage of the Building (as reasonably determined by Landlord).

         28.19 Attorney-in-Fact. If Tenant fails or refuses to execute and deliver any instrument or certificate required to be delivered by Tenant hereunder (including, without limitation, any instrument or certificate required under Article 24 or Section 28.4 hereof) within the time periods required herein, then Tenant hereby appoints Landlord as its attorney-in-fact with full power and authority to execute and deliver such instrument or certificate for and in the name of Tenant.

         28.20 Effectiveness. The submission to Tenant of an unsigned copy of this document, including drafts and correspondence submitted to Tenant by any person on Landlord's behalf, shall not constitute an offer or option to lease. This Lease shall become effective and binding only upon execution and delivery by both Landlord and Tenant.

         28.21 Exhibits and Riders. All Exhibits and Riders attached to this Lease are hereby incorporated in this Lease as though set forth at length herein.

         28.22 Transportation Management. Tenant shall fully comply with all present or future programs implemented or required by any Legal Requirements or by Landlord to manage parking, transportation, air pollution or emissions, or traffic in and around the Building or the metropolitan area in which the Building is located.

         28.23 Mortgagee's Consent. In the event the Premises shall have an area of 75,000 square feet or greater, this Lease, and any termination, renewal or amendment thereof, shall be subject to the prior approval of Mortgagee, which approval shall not be unreasonably withheld or delayed.

         28.24 Termination Option. Tenant shall have the right to terminate this Lease effective September 30, 1999, provided (a) Tenant is not in default under this Lease either at the time notice of this option is delivered or on the proposed termination date; (b) Tenant delivers a written notice to Landlord of its intention to terminate no later than the first (1st) day of February, 1999; and (c) Tenant delivers to Landlord, with notice provided in (b), a payment equal to $77,762.75

         28.25 Option to Renew. Tenant shall have the right to extend the term of the Lease for one (1) additional five (5) year lease term (the "Renewal Term"), upon the following conditions:

                  (a) Tenant is not in default under the Lease, either at the time any notice hereunder is given, or at the time the Renewal Term is to commence;

                  (b) Landlord has made a good faith determination that Tenant remains creditworthy;

                  (c) Tenant has delivered to Landlord notice of its intention to exercise this option, not less than 270 days prior to the end of the Lease Term;

                  (d) All lease terms for the Renewal Term shall be the same as in this Lease, except that the Base Rent and Landlord concessions, if any, for the Renewal Term shall be negotiated in goof faith between the parties; and

                  (e) If Landlord and Tenant fail to agree as to all terms and sign an Addendum to the Lease extending the Lease term as provided in this Section at least 180 days prior to the end of the Lease Term, then Tenant's right to extend the term of this Lease shall lapse and Tenant's renewal option shall be of no force and effect. The renewal option is personal to Tenant and is non-transferable.

 .
                                      -57-

         IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease as of the day and year first above written.


ATTEST/WITNESS:                      LANDLORD:


___________________________          Commonwealth Atlantic Land II Inc.,
Name: _____________________          a Virginia corporation


                                     By:  ___________________________________
                                     Name:___________________________________
                                     Title:______________________________ [SEAL]


ATTEST/WITNESS:                      TENANT:


                                     Versatility Inc.,
                                     a Delaware corporation

___________________________
Name:______________________          By:_________________________________ [SEAL]
                                     Name:___________________________________

                                    EXHIBIT A

                             (PLAN SHOWING PREMISES)

                                    EXHIBIT B

                                 WORK AGREEMENT

                          (WITH IMPROVEMENT ALLOWANCE)


         This Work Agreement is attached to and made a part of that certain Lease Agreement dated _______________ 1997 (the "Lease"), between Commonwealth Atlantic Land II Inc. a Virginia corporation ("Landlord"), and Versatility Inc., a Delaware corporation ("Tenant"). The terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.

1.       General.

         1.1 Purpose. This Agreement sets forth the terms and conditions governing the design, permitting and construction of the tenant improvements ("Tenant Work") to be installed in the Premises.

         1.2 Tenant's Representative. Tenant acknowledges that Tenant has appointed Barbara Thompson as its authorized representative ("Tenant's Representative") with full power and authority to bind Tenant for all actions taken with regard to the Tenant Work. Tenant hereby ratifies all actions and decisions with regard to the Tenant Work that the Tenant's Representative may have taken or made prior to the execution of this Work Agreement. Landlord shall not be obligated to respond to or act upon any plan, drawing, change order or approval or other matter relating to the Tenant Work until it has been executed by Tenant's Representative. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's general contractor with respect to the Tenant Work. In the event that the Landlord's general contractor performs any such work under the direction of Tenant or Tenant's Representative, then Landlord shall have no liability for the cost of such work, the cost of corrective work required as a result of such work, any delay that may result from such work, or any other problem in connection with such work.

2.       Work and Materials

         2.1 Standard Base Building. The standard base building work has been or will be performed by Landlord at Landlord's sole cost and expense. The term standard base building means and refers to the following elements of the Premises: concrete floor (without floor covering); unfinished perimeter walls; unfinished ceilings (without acoustical ceilings, ceiling tiles, suspension system, insulation or light fixtures); closets for telephone and electrical systems (but not the systems themselves); building systems within the building core only as follows: mechanical (including heating, ventilating and air conditioning systems but excluding any supplemental HVAC required by the Tenant Plans (as defined below)), electrical and plumbing systems; and primary fire sprinkler distribution loop connected to core (secondary branch distribution to the Premises to accommodate Tenant's specific tenant improvements shall not be considered standard base building work).

         2.2 Tenant Improvements. Landlord, at Tenant's expense, shall construct the Premises in accordance with the Tenant Plans, using reasonable quantities of materials and finishes from Landlord's building standard inventory. The Tenant Plans shall be conclusive as to the entire scope of work to be performed by Landlord ("Tenant Improvements"). Tenant hereby designates Tucan as Construction Manager of Premises in accordance with Tenant Plans.

         Any remaining Excess Cost shall, at Landlord's option, be paid for in full by Tenant prior to the commencement of Tenant Work. Landlord and Tenant shall execute an amendment to the Lease setting forth the amount of the Excess Cost and Tenant's payment schedule therefore. Landlord agrees to provide Tenant with an allowance not to exceed Five and 00/100 Dollars ($5.00) per rentable square foot which is equal to a total of $46,165.00 for the Tenant Improvements ("Improvement Allowance"). The Tenant Improvements constitute all work, services and materials which are to be provided at the expense of Landlord in connection with the Tenant Work (including construction drawings and specifications). Any unused portion of the Improvement Allowance may be used by Tenant for improvements which have been previously performed at its premises located at Oakwood Plaza.

3. Design. Tenant shall retain Lederer & Associates as the designated architect, whose fee shall be paid from the Improvement Allowance. Tenant shall also use Landlord's MEP contractor. Landlord shall not provide any design services.

         3.1      Services at Landlord's Expense. [Intentionally deleted].

         3.2      Services at Tenant's Expense. [Intentionally deleted]

         3.3      Time Periods for Tenant's Actions. [Intentionally deleted].

         3.4 Approvals by Landlord. All Tenant Plans for the Tenant Work shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, except that Landlord shall have complete discretion with regard to granting or withholding approval of Tenant Plans to the extent they impact the Building's structure or systems or would be visible from the exterior of the Building or any Common Area within the Building. Any changes, additions or modifications that Tenant desires to make to the Tenant Plans also shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld except as provided above for Building structure, system or appearance impact.

4.       Pricing and Construction.

         4.1      Cost Estimate. [Intentionally deleted].

         4.2 Construction. After approval of the Construction Drawings and Specifications, Landlord shall administer the construction of the Tenant Work in accordance with the approved Construction Drawings and Specifications and approved change orders. All Tenant Work shall be constructed by Tenant's contractor with the exception of those items constructed by Tenant's contractor or vendor which shall be limited to telephone equipment and specialized office equipment wiring. Landlord's fee for construction management shall not exceed four percent (4%) of the actual construction costs incurred.

5.       Change Orders. [Intentionally deleted].

6.       Substantial Completion.

         6.1 General. Landlord shall Substantially Complete (as defined below) the Tenant Work on or before July 1, 1997, subject to delays beyond the reasonable control of Landlord, but neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by a failure to Substantially Complete the Premises by such date, and Tenant shall have no claim against Landlord because of Landlord's failure to Substantially Complete the Premises on the date originally fixed therefor.

         6.2 Substantial Completion. "Substantial Completion" of the Premises shall be conclusively deemed to have occurred as soon as the Tenant Work to be installed by Landlord pursuant to this Work Agreement has been constructed in accordance with the approved Construction Drawings and Specifications and approved change orders and the Premises are ready to be utilized for their intended purpose, as certified by Tenant's architect. The issuance of a temporary certificate of occupancy by the proper governmental entity shall not be required for Substantial Completion but, if granted, shall be deemed conclusive evidence that Substantial Completion has occurred. Notwithstanding the above, the Premises shall be considered Substantially Complete and ready to be utilized for their intended purpose even though (a) there remain to be completed in the Premises punch list items reasonably acceptable to Landlord and Tenant, including but not limited to minor or insubstantial details of construction, decoration or mechanical adjustment, the lack of completion of which will not materially interfere with Tenant's permitted use of the Premises, and/or (b) there is a delay in the Substantial Completion of the Premises due to a "Tenant delay" as defined below.

         6.3 Tenant Delays. The following items shall be referred to individually as a "Tenant delay":

                  (a) Tenant's failure to comply with any of the deadlines specified in this Work Agreement; or

                  (b) Tenant's request for changes or additions to the Tenant Work subsequent to the date of Landlord's approval of the Construction Drawings and Specifications; or

                  (c) Tenant's failure to pay when due any amounts required pursuant to this Work Agreement; or

                  (d) The performance of any work by any person or firm employed or retained by Tenant; or

                  (e) Tenant's request for materials, finishes or installations which are not available as needed to meet the general contractor's schedule for Substantial Completion; or

                  (f) Tenant's or Tenant's agent, including Tenant's contractors, vendors, and Representative's interference with the general contractor's schedule; or

                  (g)      Any other Tenant-caused delay.

         6.4 Punch List. Prior to delivery of possession of the Premises to Tenant, Tenant's architect shall prepare a preliminary punch list in writing for Landlord and Tenant's review and Landlord and Tenant shall examine the Premises and shall agree on a final "punch list" which shall specify the items of work that require correction, repair or replacement. Tenant shall approve such punch list in writing within two (2) working days of the walk-through.

7. Possession by Tenant. The taking of possession of the Premises by Tenant shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory, except as to any latent defects discovered within the first (1st) Lease Year of the Term or items contained in the punch list prepared as provided in Paragraph 6.4. Landlord agrees to correct and complete any such items outlined in the punch list as soon as practicable.

                        [SIGNATURES APPEAR ON NEXT PAGE]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Agreement as of the _____ day of _____________ 1997.


ATTEST/WITNESS:                       LANDLORD:

___________________________           Commonwealth Atlantic Land II Inc.,
Name:______________________           a Virginia corporation


                                      By:  ___________________________
                                      Name:___________________________
                                      Title:_____________________________ [SEAL]


ATTEST/WITNESS:                       TENANT:

                                      Versatility Inc.,
                                      a Delaware corporation

___________________________
Name:______________________           By:________________________________ [SEAL]
                                      Name:___________________________________

                                    EXHIBIT C
                                    ---------

                              RULES AND REGULATIONS
                              ---------------------

         The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building and become effective upon occupancy. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building. Any repeated or continuing violation of these rules and regulations by Tenant after notice from Landlord, shall be sufficient cause for termination of this Lease at the option of Landlord.

         Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the foregoing rules and regulations provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent;
(ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other tenant has received a similar waiver in writing from Landlord.

         1. The sidewalks, entrances, passages, courts, vestibules, or stairways, or other parts of the Building not occupied by any tenant shall not be constructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from any tenant's Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators, and other public portions or facilities of the Building.

         2. No signs, awnings or other projections shall be attached to the outside walls of any building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior consent of Landlord. Such signs, awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

         3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in any interior Common Area without the prior written consent of Landlord.

         4. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

         5. There shall be no marking, painting, drilling into or in anyway defacing any part of the Premises or the Building. No boring, cutting or stringing or wires shall be permitted. No tenant shall construct, maintain, use or operate within its Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system.

         6. Tenant will fill out move-in/move-out sheets and will return such sheets signed and dated within ten (10) days of moving in or out of the Premises.

         7. No animals, birds or pets of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant on its Premises except for a tenant's employee's own use. No tenant shall cause or permit any unusual or objectionable odors to be produced or permeate from its Premises.

         8. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or any neighboring building or Premises or with any person having business with such occupants. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

         9. No inflammable, combustible, or explosive fluid, chemical or radioactive substance shall be brought or kept upon the Premises.

         10. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows, by any tenant, nor shall any changes be made in existing locks or the mechanism thereof without prior approval from Landlord. Each tenant shall, upon termination of its tenancy, restore to Landlord all keys of stores, offices, storage, and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished such tenant shall pay to Landlord the cost of replacement thereof.

         11. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its Agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Premises and to exclude from the Premises all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

         12. Any person employed by any tenant to do janitorial work within its Premises must obtain Landlord's consent and such person shall, while in the Building and outside of the Premises, comply with all instructions issued by the superintendent of the Building. No tenant shall engage or pay any employees on its Premises, except those actually working for such tenant on its Premises.

         13. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other like service, from any company or persons whose repeated violations of these Regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

         14. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management. Landlord may at its option require all persons admitted to or leaving the Building between the hours of 6 p.m. and 8 a.m., Monday through Friday, and at all times on Saturday, Sunday, and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building and shall be liable to Landlord for all acts of such persons.

         15. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         16. No Tenant shall occupy or permit any portion of its Premises to be used or occupied for the possession, storage, manufacture, or sale of liquor, narcotics, tobacco in any form, or as a barber or manicure shop, or as an employment bureau, unless said Tenant's lease expressly grants permission to do so. No Tenant shall engage or pay any employees on its Premises, except those actually working for such Tenant on said Premises, nor advertise for laborers giving an address at said Premises.

         17. Landlord's employees shall not perform any work for Tenant or do anything outside of their regular duties, unless under special instruction from the management of the Building.

         18. Canvassing, soliciting, and peddling on the Premises is prohibited and each Tenant shall cooperate to prevent the same.

         19. No water cooler, plumbing or electrical fixtures shall be installed by any Tenant without the prior written consent of Landlord.

         20. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

         21. Where carpet is installed over access plates to under-floor ducts, Tenant will be required, at Tenant's expense, to provide access to said access plates when necessary.

         22. Mats, trash, or other objects shall not be placed in the public corridors.

         23. Tenant shall not overload the floors or exceed the maximum floor weight limits of the Premises.

         24. If Landlord designates a certain portion of parking area for employee parking, Tenant covenants that it will require its employees to park in such area to the extent of spaces available. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties.

         25. Tenant agrees to conduct any vehicle or machine repair, painting, or similar work only inside the Premises.

         26. Tenant agrees not to operate any machinery in the Premises which may cause vibration or damage to the Premises; not to use a loudspeaker which can be heard outside the Premises, or to extend curb service to customers.

                                    EXHIBIT D
                                    ---------

                       DECLARATION BY LANDLORD AND TENANT
                    AS TO DATE OF DELIVERY AND ACCEPTANCE OF
                    POSSESSION, LEASE COMMENCEMENT DATE, ETC.

         THIS DECLARATION is hereby attached to and made a part of the Lease dated ____________, 1997 (the "Lease"), between Commonwealth Atlantic Land II Inc., a Virginia corporation ("Landlord") and Versatility Inc., a Delaware corporation ("Tenant"). All terms used in this Declaration have the same meaning as they have in the Lease.

         (i) Landlord and Tenant do hereby declare that possession of the Premises was accepted by Tenant on __________________________;

         (ii) As of the date hereof, the Lease is in full force and effect, and Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to said date;

         (iii) The Commencement Date is hereby established to be _________________; and

         (iv) The Expiration Date is hereby established to be ________________, unless the Lease is sooner terminated pursuant to any provision thereof.


ATTEST/WITNESS:                     LANDLORD:

___________________________         Commonwealth Atlantic Land II Inc.,
Name:______________________         a Virginia corporation


                                    By:  ___________________________
                                    Name:___________________________
                                    Title:_______________________________ [SEAL]


ATTEST/WITNESS:                     TENANT:

                                    Versatility Inc.,
                                    a Delaware corporation

___________________________
Name:______________________         By:__________________________________ [SEAL]
                                    Name:___________________________________

                                    Exhibit E
                                    ---------


             Subordination, Non-Disturbance and Attornment Agreement

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of this ____ day of ____________, 1997, by and between VERSATILITY INC., a Delaware corporation (hereinafter referred to as "Tenant"), whose address is 12015 Lee Jackson Highway, Fairfax, Virginia 22033-3300; COMMONWEALTH ATLANTIC LAND II INC., a Virginia corporation (hereinafter referred to as "Landlord"), whose address is c/o Commonwealth Atlantic Properties Inc., 66 Canal Center Plaza, 7th Floor, Alexandria, Virginia 22314; LaSALLE NATIONAL BANK, as collateral agent for the benefit of the "Lenders" under the Loan Agreement defined below (the "Mortgagee"), whose address is 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60603; and __________________, as sole acting trustee ("Trustee").

                         PRELIMINARY STATEMENT OF FACTS:

         A. Pursuant to a deed of trust, assignment of leases and rents, security agreement and fixture filing dated as of December 2, 1996 among Landlord and other mortgagors, Gary G. Peterson and James C. Brincefield, as trustees, either of whom may act, and the Mortgagee, recorded in, among other offices, the Clerk's Office of the Circuit Court of the City of Alexandria, Virginia, in Deed Book 1588 at page 1085 (as the same may be extended, renewed, supplemented or modified, the "Mortgage"), Landlord conveyed to the trustees named therein certain real estate and other property, including the real estate described in Exhibit A attached hereto (the "Mortgaged Property"), in trust to secure the payment of a principal indebtedness in the aggregate amount of up to $359,480,000 as may be outstanding from time to time (the "Loan") in accordance with a loan agreement dated as of December 2, 1996 among Goldman Sachs Mortgage Company, as agent and as one of the Lenders, RF&P Corporation, as borrower, Main Street Mortgage Company, as servicer, LaSalle National Bank, as collateral agent for the Lenders, and the other Lenders from time to time party thereto (as the same may be extended, renewed, supplemented or modified, the "Loan Agreement").

         B. Tenant is the present tenant under a lease dated , 1997, (said lease and all amendments thereto being hereinafter referred to as the "Lease"), made by Landlord pursuant to which Tenant has been demised a portion of the Mortgaged Property, said portion being more fully described in Exhibit B attached hereto and hereinafter referred to as the "Premises".

         C. The Loan Agreement requires that Tenant subordinate the Lease and its interest in the Premises to the lien of the Mortgage.

         NOW, THEREFORE, in consideration of the sum of One and 00/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, it is agreed as follows:

         1. SUBORDINATION. Subject to the provisions of this Agreement, Tenant hereby agrees that the Lease and the rights of Tenant in and to the Premises are subject and subordinate to the Mortgage, and to all amendments, supplements, modifications, renewals and extensions thereof, as fully and with the same effect as if the Mortgage had been duly executed, acknowledged and recorded prior to the execution of the Lease and delivery of possession of the Premises to Tenant; provided, however, that Mortgagee agrees and consents to the terms and provisions of the Lease.

         2. NON-DISTURBANCE. If the interest of Landlord in the Premises shall be transferred by reason of foreclosure or other proceedings brought by Mortgagee under the Mortgage, including a deed in lieu of foreclosure (a "Transfer"), and if Tenant is not then in default under the Lease (beyond any applicable grace or cure periods), Mortgagee agrees that Tenant's rights and privileges under the Lease, and its possession of the Premises, shall not be terminated, diminished or interfered with by Mortgagee in the exercise of any of Mortgagee's rights under the Mortgage. Mortgagee agrees not to join Tenant as a party defendant in any action or proceeding foreclosing the Mortgage unless such joinder is necessary to foreclose the Mortgage and then only for such purpose and not for the purpose of terminating the Lease.

         3. ATTORNMENT. Upon the occurrence of a Transfer, Tenant shall be bound to the successor to Landlord's interest (hereinafter referred to as "Owner") under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, and Tenant does hereby attorn to Owner as its landlord, said attornment to be effective and self-operative immediately without the execution of any further instruments on the part of either Tenant or Owner. However, at the request of Owner, Tenant will execute an instrument confirming such attornment. From and after such attornment, Owner shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease as a direct indenture of Lease with the same force and effect as if originally entered into between Tenant and Owner; provided, however, that Tenant shall be under no obligation to pay rent to Owner until Tenant receives written notice from the Owner that Owner has succeeded to the interest of Landlord under the Lease, in which case Landlord agrees to indemnify, defend, protect and hold Tenant harmless from any liability it may suffer as a result of compliance with Owner's written instructions to pay rent.

         4. MORTGAGEE'S RIGHT TO CURE LEASE DEFAULTS. In the event of a default by Landlord or other occurrence under the Lease that would give rise to an offset against rent payable pursuant to the Lease, Tenant will give Mortgagee notice of such default or occurrence pursuant to the terms of Section 11 of this Agreement and will give Mortgagee such time as is provided to the Landlord under the Lease to cure such default or rectify such occurrence. It is understood that the time period available to Mortgagee to cure such default may run concurrently with the time period available to Landlord to cure such default. Tenant agrees that notwithstanding any provision of the Lease to the contrary, it will not be entitled to cancel the Lease, or to abate or offset against the rent, or to exercise any other right or remedy until Mortgagee has been given notice of default and an opportunity to cure the same as provided herein.

         5. OWNER NOT BOUND BY CERTAIN ACTS OF LANDLORD. Following any Transfer of the Premises, Owner shall not be:

                  (a) either (i) personally liable for any of the obligations of the Landlord under the Lease (whether such obligations arose prior to or after the Transfer) and Tenant shall look solely to the interest of Owner, its successors and assigns, in the Mortgaged Property for the satisfaction of each and every remedy of Tenant in the event of default by Landlord under the Lease; or (ii) liable for any act or omission of any prior landlord (including Landlord) unless such act or omission of a prior landlord is of a continuing nature and Mortgagee had notice of such act or omission prior to the Transfer; provided, however, that the foregoing shall not be enforced or construed to, or limit the Tenant's right to obtain injunctive relief regarding any term, covenant or condition in the Lease;

                  (b) liable for either prepaid rent or additional rent for more than one (1) month in advance or any security deposit paid and not delivered or credited to Mortgagee; or

                  (c) bound by any amendment or modification of the Lease made without its consent; provided, however, that Mortgagee agrees it shall not unreasonably delay or withhold its consent unless such amendment either materially increases Landlord's obligations or materially decreases Landlord's rights under the Lease.

         6. ASSIGNMENT OF LEASE. Under the Mortgage, Landlord has assigned its interest in the rents and payments due under the Lease to Mortgagee as security for repayment of the Loan. If in the future there is a default by Landlord in the performance and observance of the terms of the Mortgage, Mortgagee may, at its option, require that all rents and other payments due under the Lease be paid directly to Mortgagee. Upon written notification by Mortgagee to Tenant demanding such rent payments be made to Mortgagee, Landlord hereby authorizes and directs Tenant, and Tenant hereby agrees to pay Mortgagee, any payments due under the terms of the

Lease and Landlord shall indemnify and hold Tenant harmless from any liability or claim (including reasonable attorneys' fees) which may be asserted against Tenant as a result of Tenant's rent payment to Mortgagee or other sums due under the Lease. The assignment of rents under the Mortgage does not diminish any obligations of Landlord under the Lease or impose any such obligations on Mortgagee.


         7. AMENDMENT. This Agreement may not be modified orally or in any manner other than by a written instrument signed by the parties hereto or their successors in interest.

         8. SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, representatives, successors and assigns.

         9. CHOICE OF LAW. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the State where the Premises are situate.

         10. CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

         11. NOTICE. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing to the addresses as set forth above, or to such other place any party hereto may by notice in writing designate, and such notice shall be deemed to have been given as of the date such notice is (i) delivered to the party intended, (ii) delivered to the current address of the party intended, or (iii) rejected at the current address of the party intended, provided such notice was prepaid. All notices shall be given by (a) personal delivery (including a reputable overnight courier service), or (b) certified mail, return receipt requested, postage prepaid.

         12. NEW LEASE. If the Lease is ever terminated by operation of law pursuant to Section 55-96 of the Code of Virginia, as amended, Tenant agrees that it shall enter into a new lease with Mortgagee or Owner, whichever shall then own the Premises and/or the Mortgaged Property, and such party agrees that it will enter into a new lease with the Tenant. Such new lease shall be effective as of the date of termination of the Lease for the remainder of the term of the Lease, at the rent provided for therein, and upon the same terms, covenants, conditions and agreements as are contained in the Lease, including, without limitation, all termination rights, all renewal options and all rent adjustment provisions.

         13. TRUSTEE. Mortgagee certifies that it is duly authorized on behalf of the Lenders to enter into this Agreement and hereby authorizes and directs Trustee to execute this Agreement.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

                                     TENANT:
                                     -------

                                     VERSATILITY INC., a Delaware corporation

                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________

                                     LANDLORD:
                                     ---------

                                     COMMONWEALTH ATLANTIC LAND II INC.,
                                     a Virginia corporation


                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________

                                     MORTGAGEE:
                                     ----------

                                     LaSALLE NATIONAL BANK, as collateral agent


                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________

                                     TRUSTEE:
                                     --------


                                     Name:___________________________________

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF __________, to wit:


         The foregoing instrument was acknowledged before me on ___________, 19___ by ______________________ as ____________________ of Versatility Inc., a
Delaware corporation, on behalf of the corporation.



                                       Notary Public


My Commission expires:__________


[SEAL]





COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF __________, to wit:


         The foregoing instrument was acknowledged before me on ___________, 19___ by ______________________ as ____________________ of Commonwealth
Atlantic Land II Inc., a Virginia corporation, on behalf of the corporation.



                                       Notary Public


My Commission expires:__________


[SEAL]

STATE OF ______________________

CITY/COUNTY OF __________, to wit:


         The foregoing instrument was acknowledged before me on ___________, 19___ by ______________________ as ____________________ of LaSalle National
Bank, as collateral agent, on behalf of the bank.



                                       Notary Public


My Commission expires:__________


[SEAL]





COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF __________, to wit:


         The foregoing instrument was acknowledged before me on ___________, 19___ by ______________________ as Sole Acting Trustee.



                                       Notary Public


My Commission expires:__________


[SEAL]